UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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OCUGEN, INC.

(Name of Registrant as Specified In Its Charter)

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5 Great Valley Parkway, Suite 160

Malvern, PA 19355
2020 ANNUAL MEETING OF STOCKHOLDERS
To be Held on December 11, 2020

October 30, 2020

Dear Stockholder:

We are pleased to invite you to attend Ocugen, Inc.’s 2020 Annual Meeting of Stockholders (the “Annual Meeting”), which will be held virtually via live audio webcast on Friday, December 11, 2020, at 8:00 a.m. Eastern Time.

Details regarding admission to the meeting and the business to be conducted are more fully described in the accompanying Notice of 2020 Annual Meeting of Stockholders (the “Notice”) and 2020 Annual Meeting Proxy Statement (the “Proxy Statement”). Other than the proposals described in the Proxy Statement, the Board of Directors (the “Board”), is not aware of any other matters to be presented for a vote at the Annual Meeting.

Your vote is important. Whether or not you plan to attend the Annual Meeting, we hope you will vote as soon as possible. Information about voting methods is set forth in the accompanying Notice and Proxy Statement.

If you have any questions with respect to voting, please call our Chief Financial Officer and Corporate Secretary, Sanjay Subramanian, at (484) 328-4762.

Sincerely,

/s/ Shankar Musunuri
Shankar Musunuri, Ph.D., MBA
Chairman of the Board and Chief Executive Officer

THIS PROXY STATEMENT AND ENCLOSED PROXY CARD ARE
FIRST BEING MAILED TO STOCKHOLDERS ON OR ABOUT October 30, 2020.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

Dear Stockholders:

You are invited to attend Ocugen, Inc.’s 2020 Annual Meeting of Stockholders on Friday, December 11, 2020, at 8:00 a.m. Eastern Time.

We are very pleased that this year’s Annual Meeting will be a completely virtual meeting of stockholders, which will be conducted via live audio webcast. In light of the ongoing COVID-19 outbreak, for the safety of our stockholders and in accordance with federal, state and local guidance that has been issued regarding group gatherings, we have decided that the Annual Meeting will be held in a virtual format only, via the Internet, with no physical in-person meeting. You will be able to attend the 2020 Annual Meeting of Stockholders online and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/OCGN2020. You will also be able to vote your shares electronically at the Annual Meeting.

At the Annual Meeting, stockholders will vote:

•	to adopt and approve an amendment to our Sixth Amended and Restated Certificate of Incorporation (our “Certificate of Incorporation”) to effect a reverse stock split of our common stock, par value $0.01 per share, at a ratio of not less than 1-for-4 and not greater than 1-for-20, with the exact ratio and effective time of the reverse stock split to be determined by our Board of Directors (the “Reverse Stock Split”) at any time within one year of the date of the Annual Meeting;

•	to adopt and approve an amendment to our Certificate of Incorporation to increase the number of authorized shares of common stock from 200,000,000 to 500,000,000;

•	to elect the three director nominees that are set forth in the attached Proxy Statement to serve as Class III directors, whose term will expire in 2023;

•	to ratify the selection of Ernst & Young LLP as our independent registered public accounting firm for the 2020 fiscal year;

•	to approve, on an advisory basis, the compensation of our named executive officers; and

•	to indicate, on an advisory basis, the preferred frequency with which future advisory votes on the compensation of our named executive officers should be held.

Stockholders will also transact any other business that may properly come before the Annual Meeting or any adjournment or postponement of the Annual Meeting.

MEETING INFORMATION:

Date:	Friday, December 11, 2020

Time:	8:00 a.m. Eastern Time

Location:	The meeting can be accessed by visiting www.virtualshareholdermeeting.com/OCGN2020, where you will be able to listen to the meeting live, submit questions and vote online. There will be no physical location for stockholders to attend.

Record Date:	Wednesday, October 28, 2020

Your vote matters. Whether or not you plan to attend the Annual Meeting, please ensure that your shares are represented by voting, signing, dating and returning your proxy in the enclosed envelope, which requires no postage if mailed in the United States.

By Order of the Board of Directors

/s/ Sanjay Subramanian
Sanjay Subramanian
Chief Financial Officer and Corporate Secretary

October 30, 2020

IMPORTANT NOTICE REGARDING AVAILABILITY OF PROXY MATERIALS. This proxy statement and the proxy card are being mailed to our stockholders on or about October 30, 2020. In accordance with the rules of the Securities and Exchange Commission, we are advising our stockholders of the availability on the internet of our proxy materials related to our forthcoming Annual Meeting. Because we have elected to utilize the “full set delivery” option, we are delivering to all stockholders paper copies of all of the proxy materials, as well as providing access to those proxy materials on a publicly accessible website. This proxy statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2019 are available to holders of our common stock at www.Proxyvote.com.

Notice of Annual Meeting of Stockholders and 2020 Proxy Statement |

SUMMARY INFORMATION

To assist you in reviewing this year’s proposals, we call your attention to the following proxy summary. This is only a summary; please review this Proxy Statement and our 2019 Annual Report in full.

General Meeting Information

Date:	December 11, 2020

Time:	8:00 a.m. Eastern Time

Location:	The meeting can be accessed by visiting www.virtualshareholdermeeting.com/OCGN2020, where you will be able to listen to the meeting live, submit questions and vote online. There will be no physical location for stockholders to attend.

Record Date:	October 28, 2020

Voting Matters and Voting Recommendations

Proposal	For More Information	Board of Directors Recommendation
Item 1: Approval and Adoption of an Amendment to the Certificate of Incorporation to Effect a Reverse Stock Split at a Ratio of Not Less than 1-for-4 and Not Greater than 1-for-20	Page 39	✓ FOR
Item 2: Approval and Adoption of an Amendment to the Certificate of Incorporation to Increase the Number of Authorized Shares of Common Stock from 200,000,000 to 500,000,000	Page 49	✓ FOR
Item 3: Election of Class III Directors for a Three-Year Term Expiring in 2023 Kirsten Castillo, Prabhavathi Fernandes, Ph.D. and Suha Taspolatoglu, M.D.	Page 52	✓ FOR Each Nominee
Item 4: Ratification of Appointment of Ernst & Young LLP as our Independent Registered Public Accounting Firm for 2020	Page 53	✓ FOR
Item 5: Approval, on an advisory basis, of the compensation of our named executive officers	Page 54	✓ FOR
Item 6: Advisory vote on the frequency of future advisory votes on the compensation of our named executive officers	Page 55	One Year Frequency of Future Say-on-Pay Votes

Reverse Stock Split

On December 27, 2019, we received a deficiency letter from the Nasdaq Listing Qualifications Department (the “Staff”) of the Nasdaq Stock Market LLC (“Nasdaq”) notifying us that, for the last 30 consecutive business days, the closing bid price for our common stock had been below the minimum $1.00 per share required for continued listing

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SUMMARY INFORMATION (continued)

on The Nasdaq Capital Market pursuant to Nasdaq Listing Rule 5550(a)(2) (“Rule 5550(a)(2)”). We were provided an initial period of 180 calendar days, or until June 24, 2020, to regain compliance with Rule 5550(a)(2). In response to the COVID-19 pandemic and related extraordinary market conditions, effective April 16, 2020, Nasdaq tolled the grace period for non-compliance with the minimum bid price listing requirement until June 30, 2020. Following the tolling period, we had until September 7, 2020 to regain compliance with Rule 5550(a)(2). On September 8, 2020, Nasdaq granted us an additional 180-day period, or until March 8, 2021, to regain compliance with Rule 5550(a)(2). To regain compliance, the closing bid price of our common stock must meet or exceed $1.00 per share for at least 10 consecutive business days during the additional 180-day period. If we do not regain compliance with the minimum bid price rule by March 8, 2021, Nasdaq will provide written notification to us that our common stock may be delisted. At that time, we may appeal Nasdaq’s delisting determination to a Nasdaq hearings panel. If we timely appeal, our common stock would remain listed pending the panel’s decision. There can be no assurance that, if we do appeal the delisting determination by Nasdaq to the panel, such appeal would be successful.

Our Board of Directors (the “Board”) has determined that an amendment to our Sixth Amended and Restated Certificate of Incorporation (our “Certificate of Incorporation”) to effect a reverse stock split (the “Reverse Stock Split”) is necessary to the continued listing of our common stock on Nasdaq and is advisable and in the best interests of the Company and our stockholders. If adopted and implemented, the Board will select a Reverse Stock Split ratio of not less than 1-for-4 and not greater than 1-for-20, with the exact ratio and effective time of the Reverse Stock Split to be determined by the Board based on various factors, including the then-prevailing market conditions and the existing and expected per share trading prices of our common stock. Pursuant to the law of our state of incorporation, Delaware, the Board must adopt any amendment to our Certificate of Incorporation and submit the amendment to stockholders for adoption and approval. Accordingly, the Board is requesting your proxy to vote “FOR” the Reverse Stock Split proposal.

If the Reverse Stock Split proposal is adopted and approved by the Company’s stockholders at the 2020 Annual Meeting of Stockholders (the “Annual Meeting”), it will be effected, if at all, only upon a subsequent determination by the Board, not later than the date that is within one year from the date of the Annual Meeting, that the Reverse Stock Split is advisable and in the best interests of the Company and our stockholders. The Board may make this determination as soon as immediately following the conclusion of the Annual Meeting, and the Reverse Stock Split could become effective as soon as the business day immediately following the Annual Meeting. If necessary to comply with Rule 5550(a)(2), the Board will effect the Reverse Stock Split by March 8, 2021.

Notwithstanding approval of the Reverse Stock Split proposal by our stockholders, the Board reserves its right to elect not to proceed with implementing the Reverse Stock Split proposal at any time prior to the date on which the amendment to our Certificate of Incorporation becomes effective under Delaware law, if it determines, in its sole discretion, that the Reverse Stock Split is no longer advisable and in the best interests of the Company or its stockholders.

If the Board determines to effect a Reverse Stock Split by filing the applicable amendment to the Certificate of Incorporation with the Secretary of State of the State of Delaware, the Certificate of Incorporation would be amended accordingly, and the proposed Authorized Shares Amendment (as defined below) would be abandoned.

Increase to Authorized Number of Shares of Common Stock

The Board has approved an amendment to our Certificate of Incorporation (the “Authorized Shares Amendment”) to increase the number of authorized shares of common stock from 200,000,000 to 500,000,000. The additional shares of common stock authorized for issuance by the Authorized Shares Amendment would be a part of the existing class of common stock and, if and when issued, would have the same rights and privileges as the common stock presently issued and outstanding. Provided the stockholders approve the Authorized Shares Amendment, the increased number of shares would be authorized for issuance, but would remain unissued until such time as the Board approves a specific issuance of shares.

In addition to the 162,026,473 shares of our common stock outstanding on September 30, 2020, we have also reserved 4,268,277 shares for issuance upon the exercise of outstanding stock options, 870,017 shares for issuance upon the exercise of outstanding warrants, 56 shares for issuance upon the conversion of outstanding shares of preferred stock, and 680,738 shares for issuance pursuant to our equity incentive plans (in each case these amounts do not reflect any

Notice of Annual Meeting of Stockholders and 2020 Proxy Statement |

SUMMARY INFORMATION (continued)

adjustment for any Reverse Stock Split). The Board is recommending the proposed increase in the authorized number of shares of common stock to provide us with appropriate flexibility to issue additional shares in the future on a timely basis if such need arises in connection with potential financings, business combinations or other corporate purposes.

As with the Reverse Stock Split, pursuant to the law of our state of incorporation, Delaware, the Board must adopt any amendment to our Certificate of Incorporation and submit the amendment to stockholders for adoption and approval. Accordingly, the Board is requesting your proxy to vote “FOR” the Authorized Shares Amendment proposal.

If the proposed Authorized Shares Amendment is approved by the requisite vote of the stockholders, it will become effective upon the filing of a Certificate of Amendment with the Secretary of State of the State of Delaware. The Board reserves its right to elect not to proceed with and abandon the Authorized Shares Amendment if it determines, in its sole discretion at any time, that this proposal is no longer in the best interests of our stockholders. Moreover, the implementation of the Authorized Shares Amendment is expressly conditioned upon the failure to obtain approval or implementation of a Reverse Stock Split. If a Reverse Stock Split is approved and implemented, then the Authorized Shares Amendment will not be implemented.

Our Director Nominees

You are being asked to vote on the election of Kirsten Castillo, Prabhavathi Fernandes, Ph.D. and Suha Taspolatoglu, M.D. as Class III directors, each to serve for a three-year term expiring at our 2023 Annual Meeting of Stockholders. The number of members of our Board is currently set at eight members and is divided into three classes, each of which has a three-year term. Classes I and III each consist of three directors, while Class II consists of two directors.

The term of office of our Class III directors expires at the Annual Meeting. We are nominating Kirsten Castillo, Prabhavathi Fernandes, Ph.D. and Suha Taspolatoglu, M.D. for election at the Annual Meeting to serve until the 2023 Annual Meeting of Stockholders and until their successors, if any, are elected or appointed, or their earlier death, resignation, retirement, disqualification or removal. Directors are elected by a plurality of the votes cast by our stockholders at the Annual Meeting. The three nominees receiving the most FOR votes (among votes properly cast online during the Annual Meeting or by proxy) will be elected. If no contrary indication is made, shares represented by executed proxies will be voted FOR the election of Kirsten Castillo, Prabhavathi Fernandes, Ph.D. and Suha Taspolatoglu, M.D. Each nominee has agreed to serve as a director if elected, and we have no reason to believe that any nominee will be unable to serve.

				Committee Memberships
Name	Age	Director Since	Occupation	Independent	AC	CC	NCGC	Other Current Public Company Boards
Kirsten Castillo	47	2020	Supply Chain and Logistics Executive	Yes		C		None
Prabhavathi Fernandes, Ph.D.	71	2020	Pharmaceutical Executive (Ret.)	Yes		M		OpGen, Inc.
Suha Taspolatoglu, M.D.	59	2019	Pharmaceutical Executive	Yes	M			None
AC = Audit Committee	CC = Compensation Committee	C = Chair
NCGC = Nominating and Corporate Governance Committee		M = Member

Notice of Annual Meeting of Stockholders and 2020 Proxy Statement |

SUMMARY INFORMATION (continued)

CORPORATE GOVERNANCE SUMMARY FACTS

The following table summarizes our current Board structure and key elements of our corporate governance framework:

Governance Item
Size of Board (set by the Board)	8
Number of Independent Directors	7
Independent Chairman of the Board	No
Board Self-Evaluation	Annual
Review of Independence of Board	Annual
Independent Directors Meet Without Management Present	Yes
Voting Standard for Election of Directors in Uncontested Elections	Plurality
Diversity of Board Background, Experience and Skills	Yes

Notice of Annual Meeting of Stockholders and 2020 Proxy Statement |

PROXY STATEMENT

This Proxy Statement, with the enclosed proxy card, is being furnished to stockholders of Ocugen, Inc. in connection with the solicitation by our Board of proxies to be voted at our Annual Meeting and at any postponements or adjournments thereof. The Annual Meeting will be held virtually via live webcast on Friday, December 11, 2020, at 8:00 a.m. Eastern Time.

This proxy statement and the enclosed proxy card are first being MAILED to our stockholders on or about October 30, 2020. In accordance with the rules of the Securities and Exchange Commission, we are advising our stockholders of the availability on the internet of our proxy materials related to our forthcoming Annual Meeting. Because we have elected to utilize the “full set delivery” option, we are delivering to all stockholders paper copies of all of the proxy materials, as well as providing access to those proxy materials on a publicly accessible website. This proxy statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2019 are available to holders of our common stock at www.Proxyvote.com.

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EXPLANATORY NOTE

Merger of Histogenics Corporation and Ocugen, Inc.

On September 27, 2019, Histogenics Corporation (“Histogenics”) completed a reverse merger (the “Merger”) of a wholly owned subsidiary of Histogenics (“Merger Sub”) with privately held Ocugen, Inc. (“Former Ocugen”) with Former Ocugen surviving the Merger as our wholly owned subsidiary in accordance with the terms of an Agreement and Plan of Merger and Reorganization dated April 5, 2019, as amended (the “Merger Agreement”), by and among us, Merger Sub and Former Ocugen. Prior to the Merger, Former Ocugen operated as a separate, private entity. Upon completion of the Merger, Former Ocugen changed its name to Ocugen OpCo (“OpCo”) and we changed our name from Histogenics Corporation to Ocugen, Inc. (“Ocugen”). On September 30, 2019, our common stock began trading on the Nasdaq Capital Market (“Nasdaq”) under the new ticker symbol “OCGN.”

The former executive officers and members of the Board of Directors of Histogenics resigned prior to or concurrent with the closing of the Merger, and our board of directors (the “Board”) was replaced by new directors selected by OpCo, and all members of OpCo’s management team were installed as our new management team. In addition, in October 2019, we dismissed Histogenics’ independent registered public accounting firm, Grant Thornton LLP, and appointed the independent registered public accounting firm of Ernst & Young LLP, as auditor of the combined company. Throughout this Proxy Statement we discuss both the former executive officers and members of the Board of Directors of Histogenics and the current executive officers and members of the Board of Directors of Ocugen, Inc., the combined company.

Immediately prior to the Merger, Histogenics completed a 1-for-60 reverse stock split (the “Stock Split”). All share and per share amounts in this proxy statement reflect the Stock Split unless otherwise noted. As a result of the Merger and, after giving effect to the Stock Split, each outstanding share of OpCo share capital (including shares of OpCo share capital to be issued upon exercise of outstanding share options) was exchanged for 0.4794 shares of the Histogenics’s common stock. We also assumed all outstanding and unexercised warrants and options to purchase shares of OpCo’s common stock, and in connection with the Merger they were converted into warrants and options, as applicable, to purchase shares of our common stock, with the number of shares subject to such warrant or option, and the exercise price, being appropriately adjusted to reflect the exchange rate of 0.4794 shares of our common stock for each share of OpCo common stock.

In the Merger, former OpCo security holders received approximately 86.24% of our fully diluted common stock and former Histogenics security holders were left with approximately 13.76% of our fully diluted common stock.

Unless otherwise indicated, all references in this proxy statement to “Ocugen,” “the Company,” “we,” “our” and “us” refer to Ocugen, Inc. as of and following the closing of the Merger and, where applicable, to the business of OpCo prior to the closing of the Merger, and all references to “Histogenics” refer to Histogenics Corporation and the business of Histogenics Corporation prior to the closing of the Merger.

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GENERAL INFORMATION ABOUT THE MEETING

PROXY SOLICITATION

Our Board is soliciting your vote on matters that will be presented at the Annual Meeting and at any adjournment or postponement thereof. This proxy statement contains information on these matters to assist you in voting your shares.

This proxy statement and the proxy card are first being mailed to our stockholders on or about October 30, 2020. In accordance with the rules of the Securities and Exchange Commission, we are advising our stockholders of the availability on the internet of our proxy materials related to our forthcoming Annual Meeting. Because we have elected to utilize the “full set delivery” option, we are delivering to all stockholders paper copies of all of the proxy materials, as well as providing access to those proxy materials on a publicly accessible website. This proxy statement and our 2019 Annual Report on Form 10-K are available to holders of our common stock at www.proxyvote.com.

STOCKHOLDERS ENTITLED TO VOTE

All stockholders of record of our common stock at the close of business on October 28, 2020 (the “Record Date”), are entitled to receive the Notice and to vote their shares at the Annual Meeting. As of the Record Date, 162,026,473 shares of our common stock were outstanding. Each share is entitled to one vote on each matter properly brought to the meeting.

ATTENDING THE ANNUAL MEETING

We will be hosting the Annual Meeting live via audio webcast. Any stockholder can attend the Annual Meeting live online at www.virtualshareholdermeeting.com/OCGN2020. If you were a stockholder as of the Record Date, or you hold a valid proxy for the Annual Meeting, you can vote at the Annual Meeting. A summary of the information you need to attend the Annual Meeting online is provided below:

•	Instructions on how to attend and participate via the Internet, including how to demonstrate proof of stock ownership, are posted at www.virtualshareholdermeeting.com/OCGN2020.

•	Assistance with questions regarding how to attend and participate via the Internet will be provided at www.virtualshareholdermeeting.com/OCGN2020 on the day of the Annual Meeting.

•	The webcast will start on December 11, 2020, at 8:00 a.m. Eastern Time.

•	You will need your 16-digit control number to enter the Annual Meeting.

•	Stockholders may submit questions while attending the Annual Meeting via the Internet.

•	Webcast replay of the Annual Meeting will be available until December 10, 2021.

To attend and participate in the Annual Meeting, you will need the 16-digit control number included in the Notice, on your proxy card, or on the instructions that accompanied your proxy materials. If your shares are held in “street name,” you should contact your bank or broker to obtain your 16-digit control number or otherwise vote through the bank or broker. If you lose your 16-digit control number, you may join the Annual Meeting as a “Guest” but you will not be able to vote, ask questions or access the list of stockholders as of the Record Date.

During the virtual Annual Meeting, you may only submit questions in the question box provided at www.virtualshareholdermeeting.com/OCGN2020. We will respond to as many inquiries at the virtual Annual Meeting as time allows.

Notice of Annual Meeting of Stockholders and 2020 Proxy Statement | 1

GENERAL INFORMATION ABOUT THE MEETING (continued)

We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual meeting website. If you encounter any difficulties accessing the virtual Annual Meeting during the check-in or meeting time, please call the technical support number that will be posted on the Annual Meeting website log-in page.

VOTING METHODS

You may vote at the Annual Meeting by voting online during the live audio webcast or you may cast your vote in any of the following ways:

HOW YOUR SHARES WILL BE VOTED

In each case, your shares will be voted as you instruct. If you return a signed card, but do not provide voting instructions, your shares will be voted FOR each of the proposals. If you are the record holder of your shares, you may revoke or change your vote any time before the proxy is exercised. To do so, you must do one of the following:

•	Vote over the Internet at www.proxyvote.com or by telephone as instructed above. Only your latest Internet or telephone vote is counted. You may not revoke or change your vote over the Internet at www.proxyvote.com or by telephone after 11:59 p.m., Eastern Time, on December 10, 2020.

•	Sign a new proxy card and submit it by mail, which must be received no later than December 10, 2020. Only your latest dated proxy card will be counted.

•	Attend the Annual Meeting at www.virtualshareholdermeeting.com/OCGN2020 and vote online during the live audio webcast. Attending the Annual Meeting will not by itself revoke a previously granted proxy.

•	Give our Corporate Secretary written notice before or at the meeting that you want to revoke your proxy.

If your shares are held by your broker, bank or other holder of record as a nominee or agent (i.e., the shares are held in “street name”), you should follow the instructions provided by your broker, bank or other holder of record.

Deadline for Voting. The deadline for voting by telephone or Internet at www.proxyvote.com is 11:59 PM Eastern Time on December 10, 2020. If you are a registered stockholder and attend the meeting, you may also vote online during the Annual Meeting at www.virtualshareholdermeeting.com/OCGN2020.

BROKER VOTING AND VOTES REQUIRED FOR EACH PROPOSAL

If your shares are held in a stock brokerage account or by a bank or other holder of record, you are considered the “beneficial owner” of shares held in street name. The Notice has been forwarded to you by your broker, bank or other holder of record who is considered the stockholder of record of those shares. As the beneficial owner, you may direct your broker, bank or other holder of record on how to vote your shares by using the proxy card included in the materials made available or by following their instructions for voting on the Internet.

Notice of Annual Meeting of Stockholders and 2020 Proxy Statement | 2

GENERAL INFORMATION ABOUT THE MEETING (continued)

A broker non-vote occurs when a broker or other nominee that holds shares for another does not vote on a particular item because the nominee does not have discretionary voting authority for that item and has not received instructions from the beneficial owner of the shares. The following table summarizes how broker non-votes and abstentions are treated with respect to our proposals:

Proposal	Votes Required	Treatment of Abstentions and Broker Non-Votes	Broker Discretionary Voting
Item 1: Approval and Adoption of Amendment to Certificate of Incorporation Effecting a Reverse Stock Split	Majority of the shares outstanding as of the Record Date	Abstentions and broker non-votes will have the effect of a vote “AGAINST” the proposal	Yes
Item 2: Approval and Adoption of Amendment to Certificate of Incorporation to Increase Number of Authorized Shares of Common Stock	Majority of the shares outstanding as of the Record Date	Abstentions and broker non-votes will have the effect of a vote “AGAINST” the proposal	Yes
Item 3: Election of Class III Directors for a Three-Year Term Expiring in 2023	Plurality of the votes cast	Abstentions and broker non-votes will not be taken into account in determining the outcome of the proposal	No
Item 4: Ratification of Appointment of Ernst & Young LLP as our Independent Registered Public Accounting Firm for 2020	Majority of the shares present, in person or represented by proxy at the meeting, and entitled to vote	Abstentions will have the effect of a vote “AGAINST” the proposal and broker non-votes will not be taken into account in determining the outcome of the proposal	Yes
Item 5: Approval, on an advisory basis, of the compensation of our named executive officers.	Majority of the shares present, in person or represented by proxy at the meeting, and entitled to vote	Abstentions will have the effect of a vote “AGAINST” the proposal and broker non-votes will not be taken into account in determining the outcome of the proposal	No
Item 6: Advisory vote on the frequency of future advisory votes on Executive Compensation	The option of one year, two years or three years that receives the highest number of votes cast by the holders of shares present in person or by proxy at the meeting, and entitled to vote, will be considered by the Board as the frequency preferred by the stockholders.	Abstentions and broker non-votes will not be taken into account in determining the outcome of the proposal	No

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GENERAL INFORMATION ABOUT THE MEETING (continued)

QUORUM

We must have a quorum to conduct business at the Annual Meeting. A quorum consists of the presence at the meeting either online during the live audio webcast or represented by proxy of the holders of a majority of the voting power of our outstanding shares of common stock entitled to vote generally in the election of directors. For the purpose of establishing a quorum, abstentions, including brokers holding customers’ shares of record who cause abstentions to be recorded at the meeting, and broker non-votes are considered stockholders who are present and entitled to vote, and count toward the quorum. If there is no quorum, the holders of a majority of shares present at the meeting in person or represented by proxy or the chairman of the meeting may adjourn the meeting to another date.

PROXY SOLICITATION COSTS

We pay the cost of soliciting proxies. Proxies will be solicited on behalf of the Board by mail, telephone and other electronic means or in person. Directors and employees will not be paid any additional compensation for soliciting proxies. We have retained Okapi Partners LLC to assist in the solicitation of proxies on behalf of the Board for a fee of $10,000 plus reimbursement of reasonable expenses. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

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BOARD OF DIRECTORS

Our Board has nominated Kirsten Castillo, Prabhavathi Fernandes, Ph.D. and Suha Taspolatoglu, M.D. for election as Class III directors at our Annual Meeting to hold office until our 2023 Annual Meeting of Stockholders.

Our Board is our company’s ultimate decision-making body, except with respect to those matters reserved to the stockholders. Our Board selects the members of our senior management team, who in turn are responsible for the day-to-day operations of our company. Our Board acts as an advisor and counselor to senior management and oversees its performance.

Our Board consists of directors divided into three classes, with each class holding office for a three-year term. Kirsten Castillo, Prabhavathi Fernandes, Ph.D. and Suha Taspolatoglu, M.D., current Class III directors, have been nominated by our Board for election at the Annual Meeting for three-year terms that will expire at the 2023 Annual Meeting of Stockholders and until their successors, if any, are elected or appointed, or upon their earlier death, resignation, retirement, disqualification or removal. Each of the nominees has agreed to be named and to serve, and we expect each nominee to be able to serve if elected. If any nominee is unable to serve, the Nominating and Corporate Governance Committee of our Board will recommend to our Board a replacement nominee. The Board may then designate the other nominee to stand for election. If you voted for the unavailable nominee, your vote will be cast for his or her replacement.

BOARD STRUCTURE AND COMPOSITION

The Nominating and Corporate Governance Committee of our Board is responsible for recommending the composition and structure of our Board and for developing criteria for Board membership. This Committee regularly reviews director competencies, qualities and experiences, with the goal of ensuring that our Board is comprised of an effective team of directors who function collegially and who are able to apply their experience toward meaningful contributions to our business strategy and oversight of our performance, risk management, organizational development and succession planning.

Our Amended and Restated Bylaws (“Bylaws”) provide that the number of members of our Board shall be fixed by the Board from time to time. Our Board was previously fixed at four members. On September 27, 2019, we increased the size of the Board to seven members, and on April 5, 2020, we increased the size of the Board to eight members. Our Board is divided into three classes with staggered three-year terms. The Nominating and Corporate Governance Committee is responsible for identifying individuals that the Committee believes are qualified to become Board members.

CRITERIA FOR BOARD MEMBERSHIP

The Nominating and Corporate Governance Committee has identified certain criteria that it will consider in identifying director nominees. Important general criteria and considerations for Board membership include:

General Criteria

•                  Nominees should have a reputation for integrity, honesty and adherence to high ethical standards.

•                  Nominees should have demonstrated business acumen, experience and ability to exercise sound judgments in matters that relate to the current and long-term objectives of the Company and should be willing and able to contribute positively to the decision-making process of the Company.

•                  Nominees should have a commitment to understand the Company and its industry and to regularly attend and participate in meetings of the Board and its committees.

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•                  Nominees should have the interest and ability to understand the sometimes conflicting interests of the various constituencies of the Company, which include stockholders, employees, customers, governmental units, creditors and the general public, and to act in the interest of all stockholders.

•                  Nominees should not have, nor appear to have, a conflict of interest that would impair the nominee’s ability to represent the interests of the Company and its stockholders and to fulfill the responsibilities of a director.

•                  Nominees shall not be discriminated against on the basis of race, religion, national origin, sex, sexual orientation, disability or any other basis proscribed by law. The value of diversity on the Board should be considered.

•                  Nominees should have the potential to serve on the Board for at least five years.

In each of the director nominee and continuing director biographies that follow, we highlight the specific experience, qualifications, attributes and skills that led the Board to conclude that the director nominee or continuing director should serve on our Board at this time.

DIRECTOR NOMINEES

CLASS III DIRECTORS—PRESENT TERMS EXPIRING AT THE ANNUAL MEETING OF STOCKHOLDERS AND PROPOSED TERMS TO EXPIRE IN 2023

Kirsten Castillo
Age: 47	Committee Memberships: Compensation Committee (Chair)
Director Since: 2020	Other Public Directorships: None

Kirsten Castillo has over 20 years of supply chain and logistics experience, having held multiple supply chain leadership roles at a spin-off company of 3M, where she led multiple major acquisitions and integrations for the company. During her tenure at Logistics Planning Services, a privately held transportation and logistics services company, where she served as CEO, the company achieved aggressive growth plans which ultimately resulted in the sale of the business to GlobalTranz. She stayed on through the transition as Chief Operating Officer and was responsible for all company operations including regional branches in North America and Mexico, delivering $1.6 billion in revenue before stepping down to pursue new opportunities. Ms. Castillo is committed to the advancement of women and has been named the Vice President of Engagement for AWESOME (Advancing Women’s Excellence in Supply Chain, Operations, Management and Education). She received her Bachelor’s of Science from the University of Minnesota and her Global Executive Master’s of Business Administration from Duke Fuqua School of Business.

Skills & Qualifications: Our Board believes that Ms. Castillo’s expertise in business operations and logistics and her leadership experience provides her with the qualifications and skills to serve on our Board.

Prabhavathi Fernandes, Ph.D.,
Age: 71	Committee Memberships: Compensation Committee
Director Since: 2020	Other Public Directorships: OpGen, Inc.

Prabhavathi Fernandes, Ph.D., has more than 35 years of pharmaceutical discovery, development and management experience in large and small pharmaceutical companies. Dr. Fernandes has held executive leadership positions at

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Bristol-Myers Squibb Pharmaceutical Research Institute, Abbott Laboratories and The Squibb Institute for Medical Research. After leaving BMS, she founded and led four biotechnology and CRO companies as President, Chief Executive Officer and Director of each of these companies. Prior to her retirement in December 2016, she led Cempra, Inc. for 12 years as its founder, CEO and chief scientist. Dr. Fernandes currently serves as the Chairperson of both the National Biodefense Science Board (NBSB) and the Scientific Advisory Committee of the Global Antibiotic Research and Development Partnership, a Drugs for Neglected Diseases initiative/World Health Organization (DNDi /WHO) initiative. Dr. Fernandes also serves on the board of directors for OpGen, Inc., a publicly traded precision medicine company. She received her Ph.D. in Microbiology from Thomas Jefferson University.

Skills & Qualifications: Our Board believes Dr. Fernandes’ extensive experience in the pharmaceutical and biotechnology space provides her with the qualifications and skills to serve on our Board.

Suha Taspolatoglu, M.D.
Age: 59	Committee Memberships: Audit Committee
Director Since: 2019	Other Public Directorships: None

Suha Taspolatoglu, M.D. has served as a member of our Board since September 2019. Dr. Taspolatoglu has served as a member of the board of directors of OpCo, our wholly owned subsidiary, since June 2017. Since 2013, Dr. Taspolatoglu has been working as the Chief Executive Officer of Abdi Ibrahim Ilac Sanayi ve Ticaret A.S., a pharmaceutical company. Dr. Taspolatoglu joined Abdi Ibrahim as the head of sales and marketing division in 2001 and became managing director of sales and marketing division in 2007. From 2009 to 2013, Dr. Taspolatoglu worked as the General Manager of Roche Turkey. Dr. Taspolatoglu is a graduate of Ankara University Faculty of Medicine and served from 1986 to 1989 as a physician in the Ministry of Health.

Skills & Qualifications: Our Board believes Dr. Taspolatoglu’s background in marketing and sales in the pharmaceutical sector provides him with the qualifications and skills to serve on our Board.

CONTINUING DIRECTORS

CLASS I DIRECTORS —TERMS EXPIRING AT THE 2021 ANNUAL MEETING OF STOCKHOLDERS

Skills & Qualifications:

Shankar Musunuri, Ph.D., MBA
Age: 56	Committee Memberships: None
Director Since: 2019	Other Public Directorships: None

Shankar Musunuri, Ph.D., MBA has served as Chairman of the Board and as our Chief Executive Officer since September 2019. Dr. Musunuri has served as the Co-Founder, Chief Executive Officer and Executive Chairman of the Board of OpCo, our wholly owned subsidiary, since September 2013 and has served as OpCo’s Chief Executive Officer since May 2015. Dr. Musunuri was a Founder, President, Chief Executive Officer, and a board member of Nuron Biotech, Inc. from April 2010 to May 2013. Previously, Dr. Musunuri spent nearly fifteen years at Pfizer Inc. where he had held various positions of increasing leadership and responsibility. Prior to Pfizer, Dr. Musunuri worked for Amylin Pharmaceuticals from 1993 to 1996. Dr. Musunuri obtained his Ph.D. in Pharmaceutical Sciences from the University of Connecticut and a Master's of Business Administration from Duke University’s Fuqua School of Business. He serves on the Advisory Board of Fuqua’s Center for Entrepreneurship and Innovation.

Skills & Qualifications: Our Board believes Dr. Musunuri’s perspective and history as our Co-Founder and Chief Executive Officer, as well as his executive, operational and commercial expertise, qualify him to serve on our Board.

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Ramesh Kumar, Ph.D.
Age: 65	Committee Memberships: Audit Committee (Chair); Nominating and Corporate Governance Committee
Director Since: 2019	Other Public Directorships: None

Ramesh Kumar, Ph.D., has served as a member of our Board since September 2019. Dr. Kumar has served as a director of OpCo, our wholly owned subsidiary, since June 2019. He co-founded Onconova Therapeutics, Inc. in 1998 and served as its Chief Executive Officer and a member of its board from 1998 to February 2019 and as its President from 1998 to June 2018. Dr. Kumar transitioned to an Advisory role with Onconova in January 2019. He has held positions in R&D and management at Princeton University, Bristol-Myers Squibb, DNX (later Nextran, a subsidiary of Baxter) and Kimeragen (later Valigen), where he served as President of the Genomics and Transgenics Division. Dr. Kumar obtained an undergraduate and Master’s degree in Microbiology from Panjab University and received his Ph.D. in Molecular Biology from the University of Illinois, Chicago and trained at the National Cancer Institute.

Skills & Qualifications: Our Board believes Dr. Kumar’s extensive senior executive and public company experience, and familiarity with the pharmaceutical industry qualify him to serve on our Board.

Junge Zhang, Ph.D.
Age: 53	Committee Memberships: Compensation Committee; Nominating and Corporate Governance Committee (Chair)
Director Since: 2019	Other Public Directorships: None

Junge (John) Zhang, Ph.D. has served as a member of our Board since September 2019. Dr. Zhang has served as a member of the board of directors of OpCo, our wholly owned subsidiary, since May 2015. Dr. Zhang has served as the Founder, President, and CEO of Biopeptek Pharmaceuticals LLC, a custom peptide manufacturing company, since its founding in October 2010. Prior to founding Biopeptek, Dr. Zhang was with the Janssen Pharmaceutical division of Johnson & Johnson from October 2002 to April 2011. Before joining Johnson & Johnson, Dr. Zhang was a Senior Chemist at Eisai USA from December 1997 to October 2002. Dr. Zhang earned a Ph.D. in analytical chemistry from Drexel University, an M.S. in chemistry from University of Louisiana, and a B.S. in material science from Wuhan University of Technology in China.

Skills & Qualifications: Our Board believes Dr. Zhang’s extensive senior management experience in the pharmaceutical industry provides him with the qualifications and skills to serve on our Board.

CLASS II DIRECTORS—TERMS EXPIRING AT THE 2022 ANNUAL MEETING OF STOCKHOLDERS

Uday B. Kompella, Ph.D.
Age: 54	Committee Memberships: Nominating and Corporate Governance Committee
Director Since: 2019	Other Public Directorships: None

Uday B. Kompella, Ph.D. has served as a member of our Board since September 2019. Dr. Kompella has served as Co-Founder and as a member of the board of directors of OpCo since September 2013, when he and Dr. Musunuri co-founded OpCo. Dr. Kompella has served as a Professor of Pharmaceutical Sciences, Ophthalmology, and Bioengineering at University of Colorado-Anschutz Medical Campus since March 2008. He is a Fellow of the American Association of Pharmaceutical Scientists (AAPS) and the Association for Research in Vision and Ophthalmology (ARVO) and serves as the Editor-in-Chief for the journal Expert Opinion on Drug Delivery. Also,

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board of directors (continued)

he is an editor for the journals, Pharmaceutical Research and the Journal of Ocular Pharmacology and Therapeutics. Dr. Kompella obtained his undergraduate degree from the Birla Institute of Technology and Science, a Master’s Degree in Pharmaceutical Engineering from Jadavpur University and a Ph.D. in Pharmaceutical Sciences from the University of Southern California.

Skills & Qualifications: Our Board believes Dr. Kompella’s deep experience with our business as a co-founder of OpCo and his academic experience in pharmaceutical sciences and ophthalmology provides him with the qualifications and skills to serve on our Board.

Manish Potti
Age: 34	Committee Memberships: Audit Committee
Director Since: 2019	Other Public Directorships: None

Manish Potti has served as a member of our Board since September 2019. Mr. Potti has served as a member of the board of directors of OpCo, our wholly owned subsidiary, since November 2016 and has served as Co-Founder and President of Innogenix Pharma, a generic and specialty pharmaceutical company, since June 2016. He was previously Director of Business Development at Epic Pharma, a generic pharmaceutical company and contract manufacturing organization, from December 2014 to May 2016. Prior to his employment with Epic Pharma, Mr. Potti worked as an analyst at One William Street Capital from August 2010 to February 2014 and served as a consultant in the financial industry relating to fixed income portfolios from March 2014 to December 2014. Prior to his experience in pharmaceuticals, Mr. Potti spent several years in finance as an analyst and trader, working in investment banking and hedge funds. Mr. Potti holds a Bachelor’s of Science in Cellular and Molecular Biology from Johns Hopkins University, and a Master’s Degree in Financial Engineering from New York University.

Skills & Qualifications: Our Board believes Mr. Potti’s financial knowledge and significant investing experience, along with his previous experience in the pharmaceutical industry, provides him with the qualifications and skills to serve on our Board.

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CORPORATE GOVERNANCE AND RISK MANAGEMENT

We are committed to good corporate governance and integrity in our business dealings. Our governance practices are documented in our Sixth Amended and Restated Certificate of Incorporation (the “Charter”), our Bylaws, our Code of Business Conduct and Ethics (the “Code of Conduct”), our Corporate Governance Guidelines and the charters of the committees of the Board (the “Committees”). Aspects of our governance documents are summarized below. You can find the charter for each Committee of the Board and our Code of Conduct on our website www.Ocugen.com under “Investors.”

We have a written set of corporate governance guidelines that are designed to help ensure effective corporate governance of our Company. Our corporate governance guidelines cover topics including, but not limited to, director responsibilities, director qualification standards, director access to management and independent advisors, director compensation, director orientation and continuing education, the periodic evaluations of our Board and its Committees and succession planning. Succession planning for the Board is critical to our success. Our goal is to achieve a Board that provides effective oversight of the Company through the appropriate balance of diversity of perspectives, experience, expertise and skills. Our corporate governance guidelines are reviewed periodically by the Nominating and Corporate Governance Committee to assess the adequacy of the corporate governance guidelines and recommend any proposed changes to the Board. The corporate governance guidelines are amended by our Board when appropriate. The full text of our corporate governance guidelines is available on our website at www.ocugen.com.

The Board’s role in risk oversight is consistent with our leadership structure, with management having day-to-day responsibility for assessing and managing our risk exposure and the Board actively overseeing management of our risks—both at the Board and Committee level. The risk oversight process includes receiving regular reports from Committees and our executive officers to enable our Board to understand our risk identification, risk management and risk mitigation strategies with respect to areas of potential material risk, including operations (including cyber-security), finance, legal, regulatory, strategic and reputational risk.

The Board focuses on the overall risks affecting us. Each Committee has been delegated the responsibility for the oversight of specific risks that fall within its areas of responsibility. For example:

•	The Audit Committee oversees management of financial reporting, compliance and litigation risks, including risks related to our insurance, information technology, cybersecurity, human resources and regulatory matters, as well as the steps management has taken to monitor and control such exposures.

•	The Compensation Committee is responsible for overseeing the management of risks relating to our executive compensation policies, plans and arrangements and the extent to which those policies, plans and arrangements increase or decrease risk for the Company.

•	The Nominating and Corporate Governance Committee manages risks associated with the independence of the Board, potential conflicts of interest and the effectiveness of the Board.

While each Committee is responsible for evaluating certain risks and overseeing the management of such risks, the entire Board is regularly informed through Committee reports about such risks. Matters of significant strategic risk are considered by our entire Board.

BOARD INDEPENDENCE

Under the Nasdaq Stock Market (“Nasdaq”) listing standards, a majority of the members of a listed company’s board of directors must qualify as “independent,” as affirmatively determined by the board of directors. Our Board consults with our counsel to ensure that the Board’s determinations are consistent with all relevant securities and other laws

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CORPORATE GOVERNANCE AND RISK MANAGEMENT (continued)

and regulations regarding the definition of “independent,” including those set forth in pertinent listing standards of Nasdaq, as in effect from time to time.

Our Board has determined all of our directors, except for Dr. Musunuri, are “independent” directors, as defined under the rules of Nasdaq. In making such determination, the Board considered the relationships that each such non-employee director has with the Company and all other facts and circumstances that the Board deemed relevant in determining their independence, including the beneficial ownership of our common stock by each non-employee director. Our independent directors generally meet in executive session at each regularly scheduled Board meeting.

The Histogenics Board of Directors determined, prior to the completion of the Merger, that in the fiscal year ended December 31, 2019, the following directors were “independent” directors, as defined under the rules of Nasdaq: David Gill; John H. Johnson; Garheng Kong, M.D., Ph.D.; Kevin Rakin; Susan Washer; Michael Lewis and Josh Baltzell. Adam Gridley, Histogenics’ former Chief Executive Officer, served on the Histogenics Board of Directors and was deemed not “independent” by virtue of being an employee of Histogenics.

BOARD LEADERSHIP STRUCTURE

The Board should remain free to configure the leadership of the Board and the Company in the way that best serves the Company’s interests at the time and, accordingly, has no fixed policy with respect to combining or separating the offices of the Chairman of the Board and the Chief Executive Officer. Dr. Shankar Musunuri, our Chief Executive Officer, currently serves as the Chairman of the Board. Combining the roles of chief executive officer and chairman of the Board fosters accountability, effective decision-making and alignment between interests of the Board and management.

The Board may, but is not required to, appoint a Lead Independent Director, who shall be selected by a majority of the independent directors and who shall preside over executive sessions of the Board. As of the date of this Proxy Statement, the Board has not appointed a Lead Independent Director. The Nominating and Corporate Governance Committee will periodically assess the Board’s leadership structure and whether the Board’s leadership structure is appropriate given the specific characteristics or circumstances of the Company.

BOARD COMMITTEES and membership

Our Board has established various Committees to assist in discharging its duties: the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee. Each member of our Committees is an independent director as that term is defined by the SEC and Nasdaq. Each of the Committees has the authority, as its members deem appropriate, to engage legal counsel or other experts or consultants in order to assist the Committee in carrying out its responsibilities. The Nominating and Corporate Governance Committee is responsible for overseeing periodic self-evaluations of the Board to determine whether it and its Committees are functioning effectively. Each Committee also conducts periodic self-evaluations of their own performance and reports their conclusions to the Board.

The Committee memberships and the primary responsibilities of each of the Committees are as follows:

Director(1)	Independent	Board	AC	CC	NCGC
Shankar Musunuri, Ph.D., MBA	No	C
Ramesh Kumar, Ph.D.	Yes	M	C		M
Junge Zhang, Ph.D.	Yes	M		M	C
Uday B. Kompella, Ph.D.	Yes	M			M

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Manish Potti	Yes	M	M
Kirsten Castillo	Yes	M		C
Prabhavathi Fernandes, Ph.D.	Yes	M		M
Suha Taspolatoglu, M.D.	Yes	M	M
AC = Audit Committee	CC = Compensation Committee	C = Chair
NCGC = Nominating and Corporate Governance Committee		M = Member

Audit Committee

The Audit Committee assists the Board by providing oversight of our financial management, independent auditor and accounting and financial reporting processes, as well as such other matters as directed by the Board or the Audit Committee Charter.

Among other things, the Audit Committee’s responsibilities include:

•	having sole discretion and direct responsibility for appointing, evaluating, retaining, compensating, overseeing, evaluating, and, when necessary, terminating our engagement with our independent registered public accounting firm;

•	discussing with management and the independent registered public accounting firm our annual and quarterly financial statements and related disclosures and preapproving all audit services;

•	establishing and overseeing compliance with our procedures governing treatment of complaints concerning our accounting, internal accounting controls, or auditing matters, and submissions of confidential, anonymous, employee concerns regarding accounting or auditing matters;

•	reviewing our Code of Conduct and our compliance with applicable legal requirements, as well as any litigation or material government investigations, and making corresponding reports to the Board;

•	overseeing our risk assessment and risk management processes and the guidelines and procedures to implement such processes;

•	reviewing and ratifying all related person transactions, based on the standards set forth in our Related Person Transaction Policy; and

•	preparing the Audit Committee report required to be included in our annual proxy statement.

The members of our Audit Committee are Mr. Potti, Dr. Taspolatoglu and Dr. Kumar (Chair). All members of our Audit Committee are deemed “independent” and financially literate under the applicable rules and regulations of the SEC and Nasdaq. Each of Mr. Potti and Drs. Kumar and Taspolatoglu also qualifies as an “audit committee financial expert” within the meaning of SEC regulations.

Compensation Committee

The Compensation Committee reviews the performance and development of our management in achieving corporate goals and objectives and assures that our executive officers (including our CEO) are compensated effectively in a manner consistent with our strategy, competitive practice and stockholder interests, as well as such other matters as

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CORPORATE GOVERNANCE AND RISK MANAGEMENT (continued)

directed by the Board or the Compensation Committee Charter. Among other things, the Compensation Committee’s responsibilities include:

•	reviewing and recommending to the Board the terms of any binding offer letters, employment agreements, termination agreements or arrangements, change-in-control agreements, indemnification agreements and other material agreements that we execute with the CEO, as well as reviewing and approving the terms of any such letters, arrangements, or agreements that we execute with any executive officer;

•	overseeing the evaluation of our executive officers and preparing assessments of their performance, to be discussed periodically with the Board; annually reviewing and making recommendations to the Board for approval of our CEO’s and other executive officers’ compensation level (including salary, bonus, incentive compensation, severance arrangements, change-in-control benefits and other forms of executive officer compensation);

•	reviewing and making recommendations to the Board regarding director compensation, including all forms of paid cash compensation and all forms of equity compensation granted to members of the Board;

•	reviewing and making recommendations to the Board regarding incentive compensation and equity-based plans, as well as approving employee benefit plans pursuant to which options or stock may be acquired by officers, directors, employees or consultants;

•	administering, or where appropriate, overseeing the administration of, executive and equity compensation plans and such other compensation and benefit plans that are adopted by us from time to time; and

•	determining stock ownership guidelines for our CEO and other executive officers and monitoring compliance with such guidelines, if deemed advisable by our Board or the Compensation Committee.

Our Compensation Committee may, in its sole discretion, retain or obtain the advice of compensation consultants, legal counsel or other advisors, after taking into consideration applicable factors affecting independence that are specified under Nasdaq and SEC regulations. Our Compensation Committee is directly responsible for the appointment, compensation and oversight of the work of any retained compensation consultant, legal counsel and other advisor, and is empowered, without further action by the Board, to both determine and cause us to pay such compensation to any retained compensation consultant, legal counsel and other advisor retained by the Compensation Committee. Our CEO annually reviews the performance of each of the other executive officers, including the other named executive officers. He then recommends annual merit salary adjustments and any changes in annual or long-term incentive opportunities for other executives. The Compensation Committee considers our CEO’s recommendations in addition to data and recommendations presented by our executive compensation consultant.

The Compensation Committee has retained Radford, an independent compensation consulting firm, since June 2018. Radford presented a summary executive compensation report to the Compensation Committee. Radford previously provided the Compensation Committee with data about the compensation paid by our peer group of companies and other employers who compete with the Company for executives, updated the Compensation Committee on new developments in areas that fall within the Compensation Committee’s jurisdiction and was available to advise the Compensation Committee regarding all of its responsibilities. The consultant serves at the pleasure of the Compensation Committee rather than the Company, and the consultant’s fees are approved by the Compensation Committee.

The members of our Compensation Committee are Dr. Zhang, Dr. Fernandes and Ms. Castillo (Chair). The Board has determined that all Compensation Committee members are independent under the listing standards of Nasdaq, and

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CORPORATE GOVERNANCE AND RISK MANAGEMENT (continued)

that they are “non-employee directors” for purposes of Rule 16b-3 under the Exchange Act and “outside directors” for purposes of Section 162(m) of the Internal Revenue Code (the “Code”).

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee identifies qualified individuals for membership on the Board, recommends to the Board the director nominees to fill vacancies on the Board and to stand for election at the next annual meeting of stockholders, develops and recommends to the Board a set of corporate governance guidelines for the Board and provides oversight of the corporate governance affairs of the Board, as well as such other matters as directed by the Board or the Nominating and Corporate Governance Charter. Among other things, our Nominating and Corporate Governance Committee’s responsibilities include:

•	periodically reviewing and adopting procedures regarding director candidates proposed by stockholders;

•	retaining and terminating any search firm used to identify director nominees, approving the search firm’s fees and other retention terms, and authorizing our payment of compensation to any such search firm without further action by the Board;

•	identifying, recommending and evaluating candidates, including candidates submitted by stockholders, for election to the Board and recommending to the Board (i) nominees to fill vacancies or new positions on the Board and (ii) the slate of nominees to stand for election by our stockholders at each annual meeting of stockholders;

•	developing and recommending to the Board corporate governance guidelines, and periodically reviewing and recommending any necessary or appropriate changes to such guidelines;

•	recommending to the Board (i) directors to be appointed to or to fill vacancies on each of our Committees; and (ii) director independence determinations for the Board as a whole and each of our Committees;

•	periodically assessing the appropriate size, composition and leadership structure of the Board as a whole, the needs of the Board and the respective committees of the Board, and the qualification of director candidates in light of these needs;

•	overseeing periodic self-evaluations of the Board to determine whether it and its committees are functioning effectively, as well as determining the nature of the evaluation, supervising the conduct of the evaluation; and preparing an assessment of the Board’s performance to be discussed with the Board;

•	reviewing the adequacy of the Charter and Bylaws and recommending to the Board, as conditions dictate, amendments for consideration by the stockholders; and

•	reviewing plans for the development, retention and succession of our executive officers.

The Nominating and Corporate Governance Committee is responsible for identifying individuals that the Committee believes are qualified to become Board members, as described above in the section entitled “Board Structure and Composition.” Although the Nominating and Corporate Governance Committee has not established a formal policy regarding the consideration of diversity in identifying director nominees, the criteria for individuals qualified to become Board members as set forth in our Corporate Governance Guidelines includes diversity as a factor for consideration. The Nominating and Corporate Governance Committee considers candidates proposed by our stockholders and reviews and evaluates information available to it regarding candidates proposed by stockholders and

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CORPORATE GOVERNANCE AND RISK MANAGEMENT (continued)

applies the same criteria, and follows substantially the same process in considering them, as it does in considering other candidates.

The members of our Nominating and Corporate Governance Committee are Dr. Kumar, Dr. Kompella and Dr. Zhang (Chair). The Board has determined that all Nominating and Corporate Governance Committee members are independent under the listing standards of Nasdaq.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

During 2019 and as of the date of this Proxy Statement, none of the members of the Compensation Committee was or is one of our officers or employees, and none of our executive officers has served or serves on the compensation committee or board of any company that employed or employs any member of our Compensation Committee or Board.

BOARD AND STOCKHOLDER MEETING ATTENDANCE

During 2019, the Board of Ocugen met six times; its Audit Committee met twice; its Compensation Committee met twice; and its Nominating and Corporate Governance Committee met once. The Board of Histogenics met 20 times and its audit committee met three times.

Each board member of Ocugen attended 75% or more of the aggregate number of meetings of the Board and of the committees on which he or she served, held during the portion of the last fiscal year for which he or she was a director or committee member, except for Suha Taspolatoglu who attended 33% of such meetings. Each of our current directors was appointed to the Board in September 2019 or later and therefore did not attend any meetings prior to September 2019.

Directors are encouraged, but not required, to attend our annual stockholder meetings. All of the directors attended the 2019 Annual Meeting except for Suha Taspolatoglu.

CODE OF CONDUCT

We have a written Code of Conduct that applies to our directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. The Code of Conduct covers fundamental ethical and compliance-related principles and practices such as accurate accounting records and financial reporting, avoiding conflicts of interest, the protection and use of our property, compliance with legal and regulatory requirements and internal reporting procedures for violations of the code. The Code of Conduct is available on our website at www.ocugen.com and any amendments to the Code of Conduct, or any waivers of its requirements, will be disclosed on our website or in a Current Report on Form 8-K which we will file with the SEC.

Only the Board may waive any specific provision of this Code of Conduct for directors and executive officers. The compliance officer may waive any specific provision of this Code of Conduct for employees other than director and executive officers. In the event of an approved waiver involving the conduct of a director or executive officer, appropriate and prompt disclosure, including disclosure of the reasons for the waiver, must be made to our stockholders as required by applicable law and stock exchange rules. The Board shall be responsible for monitoring compliance with the Code of Conduct and shall assess the adequacy of the Code of Conduct periodically and approve any changes to the Code of Conduct.

FAMILY RELATIONSHIPS

There are no family relationships among any of our directors or executive officers.

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CORPORATE GOVERNANCE AND RISK MANAGEMENT (continued)

POLICIES AND PROCEDURES FOR RELATED PARTY TRANSACTIONS

Our Board has adopted a written related party transaction policy setting forth the policies and procedures for the review and approval or ratification of related-person transactions. This policy covers any financial transaction, arrangement or relationship, or any series of similar transactions, arrangements or relationships, in which we were or are to be a participant, where the amount involved exceeds the lesser of (i) $120,000 in any twelve-month period or (ii) 1% of the average of our assets at the end of the last two fiscal years and in which any related person had, has or will have a direct or indirect material interest. Our management is responsible for determining whether a transaction is a related party transaction subject to our policy, and upon subject determination, is responsible for disclosing the material facts concerning the transaction and the related party’s interest in our transaction to our Audit Committee. In reviewing and approving any such transactions, our Audit Committee is tasked to consider all available relevant facts and circumstances with respect to the transaction and shall evaluate all available options, including ratification, revision or termination of the transaction. All of the transactions described as Ocugen transactions under “—Certain Relationships and Related Party Transactions” in this Proxy Statement were either approved or ratified in compliance with the Ocugen related party transaction policy.

Histogenics had adopted a related-party transaction policy under which its directors, executive officers and any person who was known to be the beneficial owner of more than 5% of any class of Histogenics voting securities, including their immediate family members and affiliates, were not permitted to enter into a related-party transaction with Histogenics without the prior consent of Histogenics’ Audit Committee or another independent committee of the Histogenics Board where it was inappropriate for its Audit Committee to review such transaction due to a conflict of interest. Any request for Histogenics to enter into a transaction with an executive officer, director or any of such persons’ immediate family members or affiliates, in which the amount involved exceeded $120,000 must have first been presented to Histogenics’ Audit Committee for review, consideration and approval. All of Histogenics’ directors and executive officers were required to report to its Audit Committee any such related party transaction. In approving or rejecting the proposed agreement, Histogenics’ Audit Committee was to consider the relevant facts and circumstances available and deemed relevant to the Audit Committee, including costs and benefits to Histogenics, the terms of the transaction, the availability of other sources for comparable services or products and, if applicable, the impact on a director’s independence. Histogenics’ Audit Committee was to approve only those agreements that, in light of known circumstances, were not inconsistent with Histogenics’ best interests, as Histogenics’ Audit Committee determined in the good faith exercise of its discretion. All of the transactions described as Histogenics transactions under “—Certain Relationships and Related Party Transactions” in this Proxy Statement were either approved or ratified in compliance with the Histogenics related-party transaction policy.

Stockholder Communication

The Board will give appropriate attention to written communications that are submitted by stockholders and other interested parties and will respond if and as appropriate.

How to Communicate with our Directors	By mail: The Corporate Secretery, Ocugen, Inc. 5 Great Valley Parkway, Suite 160 Malvern, PA 19355

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DIRECTOR COMPENSATION

We have designed and implemented our compensation program for our non-employee directors to attract, motivate and retain individuals who are committed to our values and goals and who have the expertise and experience that we need to achieve those goals.

INTRODUCTORY NOTE REGARDING PRESENTATION OF INFORMATION

On September 27, 2019, Histogenics completed the Merger of Merger Sub with OpCo. At the effective time of the Merger, each Histogenics director resigned and each of the OpCo directors was appointed to our Board. Accordingly, we have provided compensation disclosure with respect to all directors of Histogenics that served during 2019 and for those directors of OpCo that were appointed to our Board in connection with the Merger.

director COMPENSATION PROGRAM

Immediately following the closing of the Merger and up to December 31, 2019, we did not have a formal director compensation policy in place. In connection with the Merger, the Histogenics’ director compensation program was suspended. On January 1, 2020, the Board approved a new cash and equity compensation arrangement for the Company’s non-employee directors. The arrangement has the following features:

•	Initial Equity Grant. Each non-employee director who joins the Board will receive options to purchase 54,000 shares of common stock, which will vest monthly over three years, subject to continued service.

•	Annual Equity Grant. Each non-employee director will, subject to continued service, be granted an annual grant of options to purchase 27,000 shares of common stock. Such options will be granted to each current non-employee director beginning in 2021 on the date of our annual meeting of stockholders, and will vest at the sooner of the one-year anniversary of the grant date or the next annual meeting. The strike price for such options will be the closing price of our common stock on the date of the grant.

•	Cash Retainers. The compensation arrangement provides for annual cash retainers for service on the Board and committees of the Board, or for service as chair of such committees, as follows:

Compensation Category	Amount
Annual Base Cash Retainer	$40,000
Additional Committee Chair Compensation:
Audit Committee:	$17,000
Compensation Committee:	$12,500
Nominating and Corporate Governance Committee:	$8,000

Additional Committee Membership Compensation:
Audit Committee:	$8,500
Compensation Committee:	$6,250
Nominating and Corporate Governance Committee:	$4,000

SUMMARY OCUGEN 2019 Director COMPENSATION

Our non-employee directors who were appointed in connection with the Merger did not receive compensation for their service on the board of directors for the period immediately following the closing of the Merger on September 27, 2019 and up to December 31, 2019. Dr. Musunuri served as an employee of Ocugen during 2019, as well as a member of our Board, and he did not receive any additional compensation as a member of our Board. Dr. Musunuri’s compensation as an employee is described under “Executive Compensation” below.

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DIRECTOR COMPENSATION (continued)

The following table sets forth information regarding outstanding option awards held by each of our non-employee directors as of December 31, 2019.

Option Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date
Uday Kompella Ph.D.	7,191	—	1.88	August 25, 2025(3)
Ramesh Kumar, Ph.D.	—	—
Frank Leo (1)	14,382	—	2.94	June 15, 2026 (3)
Manish Potti	—	—
Suha Taspolatoglu, M.D.	—	—
Junge Zhang, Ph.D.	—	—
Kirsten Castillo (2)	—	—
Prabhavathi Fernandes, Ph.D. (2)	—	—

(1)	Mr. Leo resigned from the Board as of April 3, 2020.

(2)	Ms. Castillo and Dr. Fernandes were appointed to the Board on April 5, 2020.

(3)	Options vested immediately upon date of grant.

SUMMARY HISTOGENICS 2019 DIRECTOR COMPENSATION

The following table provides summary information regarding 2019 compensation to Histogenics’ non-employee directors. Each of the directors listed below resigned from our Board in connection with the Merger, except for Dr. Kong, Mr. Johnson and Messrs. Lewis and Rakin, who resigned from the Histogenics board of directors on February 22, 2019, February 27, 2019 and June 20, 2019, respectively.

Name(1)	Fees Earned or Paid in Cash ($)	Option Awards ($)	Stock Awards ($)	Total ($)
Garheng Kong, M.D., Ph.D.	15,118	-	-	15,118
Joshua Baltzell	64,554	-	-	64,554
David Gill	32,500	-	-	32,500

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DIRECTOR COMPENSATION (continued)

John Johnson	13,209	-	-	13,209
Michael Lewis	21,875	-	-	21,875
Kevin Rakin	24,375	-	-	24,375
Susan Washer	37,662	-	-	37,662
David C. Hood(2)	15,000	-	-	15,000

(1)	Mr. Gridley was not eligible in 2019 to receive any compensation from Histogenics for his service as a director pursuant to Histogenics’ Amended and Restated Compensation Program for Non-Employee Directors because Mr. Gridley was an employee of Histogenics.

(2)	Mr. Hood was appointed to the Histogenics board of directors on July 19, 2019 and resigned on September 27, 2019.

Prior to the closing of the Merger, each unexpired and unexercised option to purchase Histogenics common stock, whether vested or unvested, was cancelled effective as of immediately prior to the effective time of the Merger. Accordingly, there are no outstanding equity incentive plan awards for Histogenics non-employee directors as of December 31, 2019.

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INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

General

The Audit Committee of the Board has appointed and engaged Ernst & Young LLP to serve as our independent registered public accounting firm to audit the consolidated financial statements of the Company and its subsidiaries for the 2020 fiscal year, and to perform audit-related services. Ernst & Young LLP had audited OpCo’s financial statements since 2018. Grant Thornton LLP had served as the Company’s independent registered public accounting firm since 2012.

Change in Certifying Accountant

On September 27, 2019, the Audit Committee approved the termination the Company’s engagement with Grant Thornton LLP. The Company notified Grant Thornton LLP on October 9, 2019 that it would be dismissed as the Company’s independent registered public accounting firm effective immediately.

Grant Thornton LLP’s reports on the Company’s financial statements for the years ended 2017 and 2018 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During the Company’s fiscal years ended 2017 and 2018, and the subsequent interim period through October 9, 2019, there were no “reportable events” within the meaning of Item 304(a)(1)(v) of Regulation S-K and the related instructions thereto.

On September 27, 2019, the Audit Committee approved the appointment of Ernst & Young LLP as the Company’s new independent registered public accounting firm, effective upon the dismissal of Grant Thornton LLP.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FEES

Current Independent Registered Public Accounting Firm Fees

The Audit Committee works with our management in order to negotiate appropriate fees with its independent registered public accounting firm and is ultimately responsible for approving those fees. The following is a summary and description of fees for services provided by the independent registered public accounting firm, Ernst & Young LLP, in fiscal years 2019 and 2018 (including the financial statements of OpCo). Other than as set forth below, no professional services were rendered or fees billed by Ernst & Young LLP during fiscal years 2018 and 2019.

Service	2019	2018
Audit Fees	$827,859	$345,171
Audit-Related Fees	—	—
Tax Fees	—	$37,595
All Other Fees	—	—
Total	$827,859	$382,766

“Audit Fees” means the fees billed or incurred by Ernst & Young LLP for professional services rendered in connection with the annual audit and quarterly reviews of our consolidated financial statements for the years ended December 31, 2019 and 2018, and the fees billed in connection with the filing of registration statements with the SEC.

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INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (continued)

“Audit-Related Fees” consisted of amounts paid to Ernst & Young LLP for assurance and related services reasonably related to the performance of the audit or review of the financial statements and that are not reported under the Audit Fees category. There were no such fees incurred during the years ended December 31, 2019 or 2018.

“Tax Fees” consisted of amounts paid to Ernst & Young LLP for tax compliance and consulting. There were no such fees incurred during the year ended December 31, 2019.

Other Auditors

The following table presents the fees for professional services earned by Grant Thornton LLP, Histogenics’ independent registered public accounting firm, for services rendered for the years ended December 31, 2019 and 2018, respectively.

Service	2019	2018
Audit Fees	$110,725	$420,548
Audit-Related Fees	—	—
Tax Fees	—	—
All Other Fees	—	—
Total	$110,725	$420,548

“Audit Fees” means the fees billed or incurred by Grant Thornton LLP for professional services rendered in connection with (1) the quarterly reviews of Histogenics’ consolidated financial statements during 2019, (2) the annual audit and quarterly reviews of Histogenics’ consolidated financial statements for the year ended December 31, 2018, (3) consents issued for registration statements filed with the SEC, and (4) the use of Grant Thornton LLP’s online research tool for 2018.

All fees described above were pre-approved by the Histogenics Audit Committee in accordance with applicable SEC requirements.

AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES

The Audit Committee is responsible for appointing, setting compensation for, and overseeing the work of the independent registered public accounting firm. The Audit Committee’s charter establishes a policy that all audit and permissible non-audit services provided by the independent registered public accounting firm will be pre-approved by the Audit Committee.

The Audit Committee has adopted a policy to pre-approve all audit and permissible non-audit services rendered by Ernst & Young LLP, our independent registered public accounting firm. The Audit Committee can pre-approve specified services in defined categories of audit services, and audit-related services up to specified amounts as part of the Audit Committee’s approval of the scope of the engagement of Ernst & Young LLP or on an individual case-by-case basis before Ernst & Young LLP is engaged to provide a service. Ernst & Young LLP has not been engaged to perform any non-audit services or tax services.

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AUDIT COMMITTEE REPORT

The Audit Committee has reviewed and discussed the audited consolidated financial statements for the fiscal year ended December 31, 2019, with management and our independent registered public accounting firm, Ernst & Young LLP. The Audit Committee has discussed with Ernst & Young LLP the matters required to be discussed by the applicable auditing standards. The Audit Committee has also received the written disclosures and the letter from Ernst & Young LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding Ernst & Young LLP’s communication with the Audit Committee concerning independence and has discussed with Ernst & Young LLP the firm’s independence. Based on the foregoing, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2019, for filing with the Securities and Exchange Commission.

Ocugen, Inc.

Audit Committee

Ramesh Kumar, Chair

Manish Potti

     Suha Taspolatoglu, M.D.

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EXECUTIVE OFFICERS

The following table sets forth the name, position and age of each of our executive officers as of the date of this Proxy Statement:

Name	Position	Age
Shankar Musunuri, Ph.D., MBA	Chief Executive Officer	56
Sanjay Subramanian	Chief Financial Officer, Chief Accounting Officer and Treasurer	44
Rasappa Arumugham, Ph.D.	Chief Scientific Officer	69
Vijay Tammara, Ph.D.	Senior Vice President, Regulatory & Quality	61

Shankar Musunuri, Ph.D., MBA – For biographical information for Dr. Musunuri, see “Board of Directors – Continuing Directors.”

Sanjay Subramanian, MBA, has served as our Chief Financial Officer, Chief Accounting Officer and Treasurer since October 2019. Prior to joining us, Mr. Subramanian worked at Aralez Pharmaceuticals Inc., a specialty pharmaceutical company, where he served as Chief Financial Officer from January 2019 through September 2019, and prior to that as Vice President and Treasurer from October 2015. Aralez (renamed Old API Wind-Down Ltd. in February 2019) voluntarily commenced restructuring proceedings in Canadian Court and its U.S.-based subsidiaries filed voluntary petitions for relief under Chapter 11 of the U.S. Bankruptcy Code in August 2018, which became effective in May 2019. He was the Director of Treasury at Bausch Health Companies, Inc., a specialty pharmaceutical company, from 2013 to October 2015. Mr. Subramanian started his finance career in 2008 at General Motors Company where he held various positions before ending as the Treasurer of GM Korea in 2012. He obtained his MBA from MIT Sloan School of Management, a Master of Science from both MIT and The Ohio State University and a Bachelor of Technology from Indian Institute of Technology.

Rasappa Arumugham, Ph.D., has served as our Chief Scientific Officer since September 2019. Dr. Arumugham has served as Vice President, Research and Development of OpCo, our wholly owned subsidiary, since March 2017 and had served as the Chief Scientific Officer of OpCo since March 2018. Prior to joining OpCo, Dr. Arumugham worked at Soligenix, Inc., a late stage biopharmaceutical company, as Vice President, Biopharmaceutical Development from August 2014 to March 2017 and also served as the Principal Investigator. Previously, he served as the Head of Microbial Analytics at the Manufacturing Division at Merck & Co., Inc. from December 2011 to September 2013. Prior to joining Merck, Dr. Arumugham spent 25 years in various biologics/vaccines research and development positions of increasing responsibilities at Pfizer Inc. and Wyeth. Dr. Arumugham earned his Ph.D. and MSc in Biochemistry and BSC in Chemistry from the University of Madras, India. As previously disclosed, as part of a reduction in force related to the Company’s shift in focus towards its gene therapy platform, Dr. Arumugham was notified of termination of his employment with the Company effective as of December 31, 2020.

Vijay Tammara, Ph.D., served as our Vice President, Regulatory & Quality from September 2019 until his promotion to Senior Vice President, Regulatory & Quality on January 1, 2020. Dr. Tammara has served as Vice President, Regulatory & Quality of OpCo, our wholly owned subsidiary, since August 2017. Prior to joining OpCo, Dr. Tammara worked at VRT Pharma Consulting LLC, a business consulting company, as CEO and President from July 2014 to August 2017. Dr. Tammara previously served as VP Regulatory Affairs at Nuron Biotech Inc. from September 2010 to August 2013, Director of Regulatory Affairs at Merck & Co., Inc. from March 2004 to September 2010, Senior Associate Director at Wyeth Pharmaceuticals from September 2002 to March 2004, and Assistant Director at Sanofi-Synthelabo in Worldwide Regulatory Affairs from March 2000 to September 2000. Dr. Tammara received his Bachelor of Pharmacy from Kakatiya University, Master’s in Pharmacy from Nagpur University, and Ph.D. in Pharmaceutics from the University of Louisiana, Monroe, LA.

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EXECUTIVE COMPENSATION

Introductory note regarding presentation of information

On September 27, 2019, Histogenics completed the Merger of Merger Sub with OpCo. At the effective time of the Merger, the management of Histogenics was replaced with the management of OpCo. Accordingly, we have included compensation information with respect to Histogenics’ “named executive officers” under SEC rules for 2018 and 2019 and with respect to the executive officers of OpCo that would have been “named executive officers” of OpCo for 2019 (such executive officers are referred to as OpCo’s named executive officers).

OCUGEN EXECUTIVE COMPENSATION

Summary Compensation Table

In connection with the Merger and since the closing date, we have been led by our senior management team from OpCo, who became the management of Ocugen. The following table shows for the years ended December 31, 2019, and 2018, compensation awarded to or paid to, or earned by, our Chief Executive Officer and our two other most highly compensated executive officers at December 31, 2019 (collectively, the “Named Executive Officers”).

Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	Option Awards ($)(2)	All Other Compensation ($)(3)	Total Compensation ($)
Shankar Musunuri (4)	2019	420,000	141,120	—	11,200	572,320
Chief Executive Officer	2018	420,000	–	—	11,000	431,000
Daniel Jorgensen (4)(5)	2019	341,250	79,853	—	11,200	432,303
Chief Medical Officer	2018	341,250	–	122,295	11,000	474,545
Rasappa Arumugham (4)(5)	2019	287,000	67,158	—	11,200	365,358
Chief Scientific Officer	2018	285,500	–	122,295	11,000	418,795

(1)	The amounts represent annual performance cash bonuses earned in 2019 and paid in the following year.
(2)	Amounts represent the grant date fair value of option awards, computed in accordance with Accounting Standards Codification Topic 718: Compensation—Stock Compensation (“ASC Topic 718”).
(3)	Amounts in this column include matching contributions under the Company’s 401(k) retirement plan paid during the fiscal year.
(4)

Shankar Musunuri, Daniel Jorgensen and Rasappa Arumugham each commenced service with the Company on September 27, 2019 upon the closing of the Merger. Amounts disclosed for such officers include amounts paid for service with OpCo during the fiscal year ended December 31, 2019.

(5)	As previously disclosed, as part of a reduction in force related to the Company’s shift in focus towards its gene therapy platform, Dr. Jorgensen was notified of termination of his employment with the Company effective as of July 15, 2020 And Dr. Arumugham was notified of termination of his employment with the Company effective as of December 31, 2020.

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EXECUTIVE COMPENSATION (continued)

Narrative Explanation of Certain Aspects of the Summary Compensation Table

Base Salaries

We use base salaries to recognize the experience, skills, knowledge and responsibilities required of all employees, including the Named Executive Officers. Base salaries are reviewed annually, typically in connection with the annual performance review process, and adjusted from time to time to take into account market levels, individual responsibilities, performance and experience. In December 2019, the Ocugen Board and Compensation Committee authorized adjustments to the executive management salaries to bring base salaries closer to the 50th percentile of market data for publicly traded companies. As of January 1, 2020, Dr. Musunuri’s, Dr. Jorgensen’s and Dr. Arumugham’s base salaries were increased to $500,000, $414,500 and $353,800, respectively.

Annual Cash Bonuses

We do not maintain a formal performance-based cash bonus plan, but our employment agreements with the Named Executive Officers provide that the executive may be eligible to earn an annual performance bonus of up to a targeted percentage of the executive’s base salary, further described under the heading “—Ocugen Employment Agreements” below. From time to time, our Board may approve annual bonuses for the Named Executive Officers based on individual performance, company performance or as otherwise determined to be appropriate.

Equity Compensation

For 2019, we did not have a formal policy with respect to the grant of equity incentive awards to the Named Executive Officers, or any formal equity ownership guidelines applicable to them. However, we believe that equity grants provide the Named Executive Officers with a strong link to long-term performance and retention incentives, creates an ownership culture and helps to align the interests of executive officers and stockholders. Accordingly, our Board periodically reviews the equity incentive compensation of the Named Executive Officers and from time to time may grant equity incentive awards to them.

Our practice has been to grant stock option awards to each executive officer at the start of employment and on an annual basis for performance and retention purposes. Stock options may also be granted for accomplishments of specific company milestones. Stock options are awarded on the date our Board approves the grant. The option exercise price and grant date fair value are set based on the per-share value on the date of grant.

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EXECUTIVE COMPENSATION (continued)

Outstanding Equity Awards at Fiscal Year-End for 2019

The following table summarizes the number of shares of our common stock underlying outstanding equity incentive plan awards for each of the Named Executive Officers as of December 31, 2019 and reflect the conversion and reverse stock split that occurred in connection with the Merger.

	Option Awards
Name	Vesting Commencement Date	Number of Securities Underlying Unexercised Options (#) Exercisable (1)	Number of Securities Underlying Unexercised Options (#) Unexercisable (1)	Option Exercise Price ($)	Option Expiration Date
Shankar Musunuri	08/26/2015	86,292	—	1.88	08/25/2025
Daniel Jorgensen	04/17/2017	17,259	8,629	6.30	04/16/2027
	12/15/2017	4,475	2,237	7.56	12/14/2027
	08/13/2018	799	1,598	12.18	08/12/2028
	12/07/2018	3,196	6,392	13.52	12/06/2028
Rasappa Arumugham	03/22/2017	15,341	7,670	6.30	03/21/2027
	12/15/2017	6,392	3,196	7.56	12/14/2027
	08/13/2018	799	1,598	12.18	08/12/2028
	12/07/2018	3,195	6,393	13.52	12/06/2028

(1)

Each option award was granted pursuant to OpCo’s 2014 Stock Option Plan. The shares subject to each option vest in three equal installments on the corresponding day of each anniversary of the vesting commencement date.

Ocugen Employment Agreements

OpCo had entered into employment agreements with each Drs. Musunuri, Jorgensen and Arumugham. Effective January 1, 2020, the Board of the Company amended and restated each of those employment agreements as described below.

Shankar Musunuri

Dr. Musunuri serves as our Chief Executive Officer and Chairman of our Board pursuant to an employment agreement with Ocugen dated as of January 1, 2020, which amended and restated previous employment agreements. In January 2020, Dr. Musunuri’s base salary was increased from $420,000 to $500,000 per annum, which is subject to annual review and adjustment by our compensation committee. In addition, Dr. Musunuri is eligible to receive a discretionary bonus in a target amount of 50% of his annual base salary, as determined by our compensation committee in its sole discretion.

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EXECUTIVE COMPENSATION (continued)

Subject to his execution and nonrevocation of a release of claims in Ocugen’s favor, in the event of the termination of Dr. Musunuri’s employment by Ocugen without cause or by him for good reason, each as defined in his employment agreement, Dr. Musunuri will be entitled to (i) continued payment of his then-current annual base salary for twenty-four months and (ii) payment of his COBRA premiums for continued health benefit coverage for up to twenty-four months.

Further, pursuant to his amended and restated employment agreement, in the event of a termination of his employment three months prior to or 12 months following a Change of Control (as defined in the amended and restated employment agreement) by us without cause or by Dr. Musunuri for good reason (each as defined in the amended and restated employment agreement), Dr. Musunuri is also entitled to (i) a lump sum payment equal to 200% of his target bonus; and (ii) full vesting acceleration of unvested equity awards.

Daniel Jorgensen

Until his termination as of July 15, 2020, Dr. Jorgensen served as our Chief Medical Officer pursuant to an employment agreement with Ocugen dated as of January 1, 2020, which amended and restated a prior employment agreement. In January 2020, Dr. Jorgensen’s base salary was increased from $341,250 per annum to $414,500 per annum, which was subject to annual review and adjustment by our compensation committee. In addition, Dr. Jorgensen was eligible to receive a discretionary bonus in a target amount of 40% of his annual base salary, as determined by our compensation committee in its sole discretion.

Subject to his execution and nonrevocation of a release of claims in Ocugen’s favor, in the event of the termination of Dr. Jorgensen’s employment by Ocugen without cause or by him for good reason, each as defined in his employment agreement, Dr. Jorgensen will be entitled to (i) continued payment of his then-current annual base salary for twelve months and (ii) payment of his COBRA premiums for continued health benefit for up to twelve months.

Dr. Jorgensen’s termination was without cause within the meaning of his amended and restated employment agreement with the Company (which has previously been filed with the Securities and Exchange Commission), and accordingly he received the severance benefits as set forth therein.

Rasappa Arumugham

Dr. Arumugham serves as our Chief Scientific Officer pursuant to an employment agreement with Ocugen dated as of January 1, 2020, which amended and restated previous employment agreements. In January 2020, Dr. Arumugham’s base salary was increased from $287,000 to $353,800 per annum, which is subject to annual review and adjustment by our compensation committee. In addition, Dr. Arumugham is eligible to receive a discretionary bonus in a target amount of 35% of his annual base salary, as determined by our compensation committee in its sole discretion.

Subject to his execution and nonrevocation of a release of claims in Ocugen’s favor, in the event of the termination of Dr. Arumugham’s employment by Ocugen without cause or by him for good reason, each as defined in his employment agreement, Dr. Arumugham will be entitled to (i) continued payment of his then-current annual base salary for twelve months and (ii) payment of his COBRA premiums for continued health benefit coverage for up to twelve months.

As previously disclosed, as part of a reduction in force related to the Company’s shift in focus towards its gene therapy platform, Dr. Arumugham was notified of termination of his employment with the Company effective as of December 31, 2020. Dr. Arumugham’s termination is “without cause” within the meaning of his amended and restated employment agreement with the Company (which has previously been filed with the Securities and Exchange Commission), and accordingly he will be entitled to receive, upon departure, the severance benefits as set forth therein.

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EXECUTIVE COMPENSATION (continued)

Further, pursuant to his amended and restated employment agreement, in the event of a termination of his employment three months prior to or 12 months following a Change of Control (as defined in the amended and restated employment agreement) by us without cause or by Dr. Arumugham for good reason (each as defined in the amended and restated employment agreement), Dr. Arumugham is also entitled to (i) a lump sum payment equal to 100% of his target bonus; and (ii) full vesting acceleration of unvested equity awards.

Histogenics EXECUTIVE COMPENSATION

The following table sets forth information for the years ended December 31, 2019 and 2018, concerning the compensation awarded to or paid to, or earned by, Histogenics’ principal executive officer and each of Histogenics’ two other most highly compensated executive officers who were serving Histogenics prior to the Merger.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Option Awards ($)(1)	All Other Compensation ($)	Total ($)
Adam Gridley (2)	2019	99,672	191,200 (4)	—	478,065 (5)	768,937
Former President	2018	478,065	—	186,056	—	664,121
Stephen Kennedy (2)	2019	81,971	156,750 (6)	—	294,114 (7)	532,835
Former Executive Vice President and Chief Operating Officer	2018	391,875	—	74,156	—	466,031
Donald Haut, Ph.D. (3)	2019	33,553	94,354 (8)	—	283,061 (9)	410,968
Former Chief Business Officer	2018	377,415	—	40,436	—	417,851

(1)	Represents the aggregate grant date fair value of option awards, computed in accordance with Financial ASC Topic 718. See Note 11 to Histogenics’s consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2018 for a discussion of the assumptions made by Histogenics in determining the fair value of equity awards.

(2)	Messrs. Gridley’s and Kennedy’s employment with Histogenics terminated on March 22, 2019 as part of Histogenics’ continuing strategic alternative review process. Messrs. Gridley and Kennedy retained their statutory titles and continued service in consulting capacities until the closing of the Merger. Mr. Gridley also continued service with Histogenics as a director until the closing of the Merger.

(3)	Dr. Haut’s employment with Histogenics terminated on January 23, 2019.

(4)	The amount in this column for Mr. Gridley represents the payment of a retention bonus under the Amended and Restated Executive Officer Retention Bonus Plan implemented in January 2019, pursuant to a separation agreement by and between us and Mr. Gridley.

(5)	The amount in this column for Mr. Gridley represents the payment of a one-time lump sum payment of $478,065, less all applicable withholdings, pursuant to a separation agreement by and between us and Mr. Gridley.

(6)	The amount in this column for Mr. Kennedy represents the payment of a retention bonus under the Amended and Restated Executive Officer Retention Bonus Plan implemented in January 2019, pursuant to a separation agreement by and between us and Mr. Kennedy.

(7)	The amount in this column for Mr. Kennedy represents the payment of (a) a one-time lump sum payment of $293,906, less all applicable withholdings, pursuant to a separation agreement by and between us and Mr.

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EXECUTIVE COMPENSATION (continued)

Kennedy; and (b) $208.06, representing the employer portion of the monthly premium under COBRA for March and April 2019.

(8)	The amount in this column for Dr. Haut represents the payment of a retention bonus under the Amended and Restated Executive Officer Retention Bonus Plan implemented in January 2019, pursuant to a separation agreement by and between us and Dr. Haut.

(9)	The amount in this column for Dr. Haut represents the payment of a one-time lump sum payment of $283,061, less all applicable withholdings, pursuant to a separation agreement by and between us and Dr. Haut.

Narrative Explanation of Certain Aspects of the Summary Compensation Table

The compensation paid to Histogenics’ named executive officers during the year ended December 31, 2019 consisted of the following components (in addition to severance benefits described below under “Histogenics Employment Agreements and Severance Benefits”):

•	Base salary;

•	Performance-based cash bonuses; and

•	Long-term incentive compensation in the form of stock options.

Base Salaries

For the year ended December 31, 2019, the annual base salaries for Histogenics’ named executive officers were as follows: Mr. Gridley – $478,065; Mr. Kennedy – $391,875; and Dr. Haut – $377,415. Messrs. Gridley’s and Kennedy’s employment with Histogenics terminated on March 22, 2019, and Dr. Haut’s employment with Histogenics terminated on January 23, 2019. In addition to actions taken with respect to hiring new, or promoting existing, executive officers, Histogenics’ Compensation Committee approved the annual base salaries for Histogenics’ named executive officers for the fiscal year ended December 31, 2019.

Performance-Based Bonuses

Pursuant to employment agreements with Messrs. Gridley and Kennedy and Dr. Haut, each named executive officer was eligible to earn an annual bonus equal to a specified percentage of his base salary (60% with respect to Mr. Gridley, 40% with respect to Mr. Kennedy and 35% with respect to Dr. Haut). The actual amount of bonus earned was determined by Histogenics’ Board based on performance and the officer’s achievement of objectives and goals determined by Histogenics’ Chief Executive Officer (or, with respect to Mr. Gridley, the Histogenics Board). No performance-based bonuses were awarded to Histogenics’ named executive officers for the year ended December 31, 2019.

Long-Term Incentive Compensation

Histogenics historically offered stock options to its employees, including its named executive officers, as the long-term incentive component of Histogenics’ compensation program. Histogenics stock options allowed its employees to purchase shares of Histogenics common stock at a price equal to the fair market value of Histogenics common stock on the date of grant. Histogenics stock options generally vested as to 25% of the total number of option shares on the first anniversary of the award and in equal monthly installments over the following 36 months.

Histogenics Outstanding Equity Awards at Fiscal Year-End for 2019

Prior to the closing of the Merger, each unexpired and unexercised option to purchase Histogenics common stock, whether vested or unvested, was cancelled effective as of immediately prior to the effective time of the Merger. Accordingly, there are no outstanding equity incentive plan awards for Histogenics named executive officers as of December 31, 2019.

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EXECUTIVE COMPENSATION (continued)

Histogenics Employment Agreements and Severance Benefits

Adam Gridley

In April 2014, Histogenics entered into a letter agreement with Adam Gridley, under which Mr. Gridley agreed to become Histogenics’ president and chief executive officer, effective as of May 12, 2014. Under this agreement, Mr. Gridley’s base salary for 2019 was $478,065 per year. Mr. Gridley was eligible to receive an annual cash bonus with a target equal to 60% of his base salary, subject to satisfaction of objective or subjective criteria established by the Histogenics Board.

Pursuant to a reduction in force approved by the Histogenics Board in March 2019, Mr. Gridley’s employment with Histogenics terminated effective March 22, 2019. Mr. Gridley retained his statutory titles of president, treasurer and secretary of Histogenics while he provided consulting services to Histogenics, and remained a director of Histogenics until September 27, 2019. In connection with the execution of the separation agreement entered into between the Histogenics and Mr. Gridley in connection with his termination, Mr. Gridley received (i) $478,065 and (ii) payment of monthly COBRA premiums until the earlier of 12 months, the expiration of COBRA continuation coverage and the date when Mr. Gridley is offered substantially equivalent health insurance in connection with new employment or self-employment. Mr. Gridley also received $191,200 pursuant to the Histogenics’ Amended and Restated Executive Officer Retention Bonus Plan then in effect. Histogenics and Mr. Gridley also entered into a consulting agreement pursuant to which Mr. Gridley provided consulting services to Histogenics through June 30, 2019 for an hourly fee of $250.

In connection with the closing of the Merger, all of Mr. Gridley’s options to purchase Histogenics shares were cancelled.

Stephen Kennedy

In October 2017, Stephen Kennedy was promoted to Chief Operating Officer of Histogenics. In connection with this promotion, Histogenics entered into an amended and restated employment agreement with Mr. Kennedy. Under this amended agreement, Mr. Kennedy’s base salary for 2019 was $391,875. Mr. Kennedy was eligible to receive an annual cash bonus equal to 40% of his base salary, subject to satisfaction of objective or subjective criteria established by the Histogenics Board.

Pursuant to a reduction in force approved by the Histogenics Board in March 2019, Mr. Kennedy’s employment with Histogenics terminated effective March 22, 2019. In connection with the execution of the separation agreement entered into between Histogenics and Mr. Kennedy, Mr. Kennedy received (i) $293,906 and payment of monthly COBRA premiums until the earlier of 12 months, the expiration of COBRA continuation coverage and the date when Mr. Kennedy is offered substantially equivalent health insurance in connection with new employment or self-employment. Mr. Kennedy also received $156,750 pursuant to the Histogenics’ Amended and Restated Executive Officer Retention Bonus Plan then in effect. Histogenics and Mr. Kennedy also entered into a consulting agreement pursuant to which Mr. Kennedy provided consulting services to Histogenics through June 30, 2019 for an hourly fee of $220.

In connection with the closing of the Merger, on September 27, 2019 all of Mr. Kennedy’s outstanding and unexercised options to purchase Histogenics shares were cancelled.

Donald Haut, Ph.D.

In June 2017, Histogenics entered into an employment agreement with Donald Haut, Ph.D. in connection with his appointment as Histogenics’ Chief Business Officer. Under this agreement, Dr. Haut’s base salary for 2019 was $377,415. Dr. Haut was eligible to receive an annual cash bonus with a target amount equal to 35% of his base salary, subject to satisfaction of objective or subjective criteria established by the Histogenics Board.

Dr. Haut was terminated in connection with a reduction in force implemented in January 2019. On January 23, 2019, Histogenics and Dr. Haut entered into a Separation Agreement pursuant to which Dr. Haut received (i) $283,061

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EXECUTIVE COMPENSATION (continued)

and (ii) payment of monthly COBRA premiums until the earliest of 9 months, the expiration of COBRA continuation coverage or the date Dr. Haut is offered substantially equivalent health insurance coverage in connection with new employment or self-employment. Dr. Haut also received $94,354 pursuant to the Histogenics’ Amended and Restated Executive Officer Retention Bonus Plan then in effect and an additional nine months of vesting for all outstanding options at the time of separation.

In connection with the closing of the Merger, on September 27, 2019, all of Dr. Haut’s outstanding and unexercised options to purchase Histogenics shares were cancelled.

Histogenics Change in Control Benefits

Pursuant to the employment agreements in effect prior to the Merger, which, as described above, were each terminated in 2019, in the event that Histogenics experienced a change in control and within twelve months after such change in control, a named executive officer was terminated by Histogenics without cause or such individual resigned for good reason, then such individual’s options would become fully vested and exercisable. For purposes of the stock option agreements, change in control meant an acquisition by any individual, entity or group of 50% or more of Histogenics’ voting stock, certain changes in the composition of the Histogenics Board, Histogenics’ merger, consolidation, liquidation, dissolution or sale of all or substantially all of Histogenics’ assets.

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CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Our Board has adopted a written related party transaction policy setting forth the policies and procedures for the review and approval or ratification of related-person transactions. For more information regarding our related party transactions policy, see “Corporate Governance and Risk Management – Policies and Procedures for Related Person Transactions” above.

The board of directors of Histogenics had adopted the Histogenics Related Party Transaction Policy. For more information regarding Histogenics’ Related Party Transaction Policy see “Corporate Governance and Risk Management – Policies and Procedures for Related Party Transactions” above.

Described below are any transactions occurring since January 1, 2018 and any currently proposed transactions to which either we were a party and in which

•	the lesser of $120,000 or 1% of the average of the total assets at year-end for the last two completed fiscal years; and

•	a director, executive officer, holder of more than 5% of our outstanding capital stock or any member of such person’s immediate family had or will have a direct or indirect material interest, other than the compensation, termination and change of control arrangements that are described under the section titled “Executive Compensation.”

The historical share and per share amounts set forth below do not reflect the reverse stock split that occurred in connection with the Merger.

2018 and 2019 Convertible Promissory Note Financing

From January 2018 through February 2019, OpCo issued an aggregate principal amount of $8.75 million of convertible promissory notes that accrued interest at a rate of 5% per annum (the “2018 Notes”). In connection with the April 2019 common stock issuance described below, all of the 2018 Notes, including all principal and accrued interest were converted into 2,195,157 shares of OpCo common stock at a conversion price of $4.165 per share. The table below sets forth the principal amount of the 2018 Notes purchased by related parties as well as the number of shares of OpCo common stock acquired by each such related party upon conversion of the 2018 Notes:

Participants	Principal Amount of Notes Purchased ($)	OpCo Shares of Common Stock Issued Upon Conversion
JSC “Lancaster Group Kazakhstan”	$2,500,000	637,755
Abdi Ibrahim Uluslararasi Ilac Yaturmlari Sanayi ve Ticaret A.S.(1)	$2,500,000	637,755
Bharath R. Potti (2)	$200,000	49,874
Manish Potti	$700,000	174,675
Martin Coyne (3)	$150,000	36,615
Vinayak Potti (4)	$100,000	24,510
Sreekanth Madathil (5)	$50,400	12,353

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CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS (continued)

(1)	Suha Taspolatoglu, M.D., one of our directors, is the chief executive officer of Abdi Ibrahim Ilac Sanayi ve Ticaret A.S.
(2)	Bharath Potti is the brother of Manish Potti, one of our directors.
(3)	Martin Coyne served as a director of OpCo until June 2019.
(4)	Vinayak Potti is the cousin of Manish Potti, one of our directors.
(5)	Sreekanth Madathadil is the cousin of Manish Potti, one of our directors.

April 2019 Common Stock Financing

In April 2019, each of JSC “Lancaster Group Kazakhstan” and Abdi Ibrahim Uluslararasi Ilac Yaturmlari Sanayi ve Ticaret A.S. purchased 84,034 shares of OpCo common stock at a per share price of $5.95 for an aggregate purchase price of $1.0 million.

February 2019 Repricing and Exercise of Warrants

In September 2016, Histogenics entered into a securities purchase agreement with certain institutional and accredited investors (the “Securities Purchase Agreement”) for the sale and issuance of 2,596,059 shares of Histogenics common stock (the “Common Shares”) and 24,158.8693 shares of Histogenics Series A Convertible Preferred Stock (the “Preferred Stock,” and such shares, the “Preferred Shares”), which Preferred Shares were convertible into an aggregate of 10,737,275 shares of Histogenics common stock, for total consideration of approximately $30,000,000 (the “Private Placement”).

As part of the Private Placement, Histogenics provided each purchaser 100% warrant coverage based on an as-converted number of shares of Histogenics common stock issued and issuable upon conversion of the Preferred Shares plus the Common Shares and accordingly issued the investors warrants (the “2016 Warrants”). The exercise price of the 2016 Warrants was $2.25 per share. Also as described below, as part of the October 2018 Offering, Histogenics sold and issued the 2018 Warrants. The exercise price of the 2018 Warrants was $0.70 per share, subject to Histogenics’ right pursuant to Section 2(e) of the 2018 Warrants to reduce the exercise price to any amount and for any period of time deemed appropriate by Histogenics Board (the “Voluntary Adjustment Right”).

On February 8, 2019, Histogenics and certain holders of the 2016 Warrants (the “Participating 2016 Holders”) entered into a Warrant Amendment and Exercise Agreement (the “2016 Exercise Agreement”) pursuant to which Histogenics agreed to reduce the exercise price of the 2016 Warrants held by such Participating 2016 Holders from $2.25 to $0.01 per share (the “2016 Reduced Exercise Price”) in consideration for the exercise of the 2016 Warrants held by such Participating 2016 Holders in full at the 2016 Reduced Exercise Price for cash and provided a general release of claims of such Participating 2016 Holders against Histogenics with respect to the 2016 Warrants. Histogenics also agreed to modify the reference to “three (3) Trading Days” in the first sentence of Section 2(d)(i) of the 2016 Warrants held by the Participating 2016 Holders to “two (2) Trading Days.” The Participating 2016 Holders owned, in the aggregate, 2016 Warrants to purchase a total of 12,957,953 shares of Histogenics common stock. After the full exercise of the 2016 Warrants held by the Participating 2016 Holders, 2016 Warrants to purchase approximately 508,714 shares of Histogenics common stock remained outstanding.

On February 8, 2019, pursuant to the Voluntary Adjustment Right, Histogenics determined to reduce the exercise price of the 2018 Warrants from $0.70 to $0.01 per share (the “2018 Reduced Exercise Price”) through the close of business on February 8, 2019. Additionally, on February 8, 2019, Histogenics and all of the holders of the 2018 Warrants (the “Participating 2018 Holders” and, together with the Participating 2016 Holders, the “Holders”) entered

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CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS (continued)

into a Warrant Exercise Agreement (the “2018 Exercise Agreement”) pursuant to which in consideration for the 2018 Reduced Exercise Price, the Participating 2018 Holders agreed to exercise the 2018 Warrants held by such Participating 2018 Holders in full at the 2018 Reduced Exercise Price for cash and provided a general release of claims of such Participating 2018 Holders against Histogenics with respect to the 2018 Warrants. The Participating 2018 Holders owned, in the aggregate, 2018 Warrants to purchase a total of 19,616,250 shares of Histogenics’ common stock. After the full exercise of the 2018 Warrants held by the Participating 2018 Holders, no 2018 Warrants remain outstanding.

Wilmslow Estate Limited (“Wilmslow”), which was a greater than 5% holder of Histogenics common stock and an affiliate of Michael Lewis, a former member of the Histogenics Board, exercised their outstanding 2016 Warrants and 2018 Warrants pursuant to a 2016 Exercise Agreement and 2018 Exercise Agreement, respectively. Kevin Rakin, a former member of the Histogenics Board, and certain of his affiliated trusts, exercised their outstanding 2016 Warrants and 2018 Warrants pursuant to a 2016 Exercise Agreement and 2018 Exercise Agreement, respectively.

October 2018 Public Offering

In October 2018, Histogenics closed an underwritten public offering (the “October 2018 Offering”) of 26,155,000 shares of Histogenics common stock and warrants to purchase up to 19,616,250 shares of common stock, at a combined purchase price of $0.65 per share of common stock and accompanying warrant (the “Securities”). The gross proceeds from this offering were $17.0 million, before deducting underwriting discounts and commissions, and offering expenses payable by Histogenics. The warrants (the “2018 Warrants”) were exercisable immediately upon issuance at a price of $0.70 per share of common stock and have a term of five years commencing on the date of issuance.

Wilmslow, which was a greater than 5% holder of Histogenics common stock and an affiliate of Michael Lewis, a former member of the Histogenics Board, purchased securities in the October 2018 Offering. Kevin Rakin, a former member of the Histogenics Board, purchased Securities in the October 2018 Offering.

Collaboration with Advaite, Inc.

In April 2020, the Company entered into an agreement with Advaite, Inc., (“Advaite”) to provide certain support services for Advaite's development of a diagnostic test kit that is designed to detect antibodies to COVID-19. Advaite was co-founded and is being managed by Mr. Karthik Musunuri, the son of the Company's Chief Executive Officer, Chairman of the Board and co-founder, Dr. Shankar Musunuri. Pursuant to the agreement, the Company will be paid on an hourly basis at a rate between $200-$375 for those hours actually worked on Advaite related projects by specific employees, and will receive tiered royalty payments based on cumulative net sales of the test kit. As of September 30, 2020, the Company had received $42,620 in royalties under the agreement with Advaite.

Employment Agreements

For information on employment arrangements and compensation for service as an Ocugen officer or on the Ocugen Board, see “Executive Compensation—Ocugen Executive Compensation.”

Indemnification Agreements

Ocugen’s Certificate of Incorporation and Bylaws require Ocugen to indemnify its directors and officers to the fullest extent permitted by Delaware law. Ocugen has also entered into indemnity agreements with certain officers and directors. These agreements provide, among other things, that Ocugen will indemnify the officer or director, under the circumstances and to the extent provided for in the agreement, for expenses, damages, judgments, fines and settlements he or she may be required to pay in actions or proceedings which he or she is or may be made a

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CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS (continued)

party by reason of his or her position as a director, officer or other agent of the Company, and otherwise to the fullest extent permitted under Delaware law and our Bylaws and Amended and Certificate of Incorporation.

Histogenics had entered into indemnification agreements with its former directors, executive officers and certain key employees. Under these agreements, Histogenics agreed to indemnify its directors, executive officers and certain key employees against any and all expenses incurred by them in connection with proceedings because of their status as one of Histogenics’ directors, executive officers or key employees to the fullest extent permitted by Delaware law, subject to certain limitations. In addition, these indemnification agreements provided that, to the fullest extent permitted by Delaware law, Histogenics would pay for all expenses incurred by its directors, executive officers and certain key employees in connection with a legal proceeding arising out of their service to Histogenics.

In addition, as permitted by Section 145 of the Delaware General Corporation Law, Histogenics’ amended and restated bylaws provided that Histogenics was authorized to enter into indemnification agreements with its directors and executive officers and Histogenics was authorized to purchase directors’ and officers’ liability insurance, which Histogenics maintained to cover its directors and executive officers.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of common stock as of September 30, 2020 by (a) each named executive officer identified in the Summary Compensation Table above, (b) each director and nominee for director, and (c) all executive officers and directors as a group. As of September 30, 2020, there were no persons known by us to be the beneficial owner of more than 5% of the outstanding shares of our common stock.

The percentage of common stock outstanding is based on 162,026,473 shares of our common stock outstanding as of September 30, 2020. For purposes of the table below, and in accordance with the rules of the SEC, we deem shares of common stock subject to options that are currently exercisable or exercisable within sixty days of September 30, 2020 to be outstanding and to be beneficially owned by the person holding the options for the purpose of computing the percentage ownership of that person, but we do not treat them as outstanding for the purpose of computing the percentage ownership of any other person. Except as otherwise noted, each of the persons or entities in this table has sole voting and investing power with respect to all of the shares of common stock beneficially owned by them, subject to community property laws, where applicable. Except as otherwise noted below, the street address of each beneficial owner is c/o Ocugen, Inc., 5 Great Valley Parkway, Suite 160, Malvern, PA 19355.

	Shares Beneficially Owned
Name of Beneficial Owner	Number of Shares	Percentage
Named Executive Officers and Directors
Shankar Musunuri, Ph.D., MBA (1)	1,875,187	1.16%
Daniel Jorgensen, M.D., M.P.H., MBA (2)	34,358	*
Rasappa Arumugham, Ph.D. (3)	34,196	*
Adam Gridley	7,000	*
Stephen Kennedy	—	—
Donald Haut, Ph.D.	—	—
Ramesh Kumar, Ph.D. (4)	15,000	*
Junge Zhang, Ph.D. (5)	1,191,904	*
Uday Kompella, Ph.D. (6)	1,452,635	*
Manish Potti (7)	236,293	*
Kirsten Castillo (8)	85,500	*
Prabhavathi Fernandes, Ph.D. (9)	10,500	*
Suha Taspolatoglu, M.D. (10)	777,748	*
All executive officers and directors as a group (11 persons)	5,743,307	3.54%

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT (continued)

*	Less than 1%

(1)	Consists of (i) 406,000 shares of common stock; 7,191 shares of common stock issuable upon exercise of warrants exercisable within 60 days of September 30, 2020; and 86,292 shares of common stock issuable upon exercise of stock options exercisable within 60 days of September 30, 2020; and (ii) 1,375,299 shares of common stock and 405 shares of common stock issuable upon exercise of warrants exercisable within 60 days of September 30, 2020, in each case held by KVM Holdings LLC. Dr. Musunuri is a member and officer of KVM Holdings, LLC and has voting and investment power over the shares held by KVM Holdings, LLC.

(2)	Consists of 34,358 shares issuable pursuant to stock options exercisable within 60 days of September 30, 2020.

(3)	Consists of 34,196 shares issuable pursuant to stock options exercisable within 60 days of September 30, 2020.

(4)	Consists of 15,000 shares issuable pursuant to stock options exercisable within 60 days of September 30, 2020.

(5)	Consists of (i) 818,578 shares of common stock and 15,000 shares of common stock issuable upon exercise of stock options exercisable within 60 days of September 30, 2020; and (ii) 212,853 shares of common stock and 145,473 shares of common stock issuable upon exercise of warrants exercisable within 60 days of September 30, 2020, in each case held by Gupiao Trust. Mr. Zhang is the beneficiary of Gupiao Trust has voting and investment power over securities held by Gupiao Trust.

(6)	Consists of (i) 950,674 shares of common stock, 354 shares of common stock issuable upon exercise of warrants exercisable within 60 days of September 30, 2020, and 22,191 shares of common stock issuable upon exercise of stock options exercisable within 60 days of September 30, 2020; and (ii) 479,416 shares of common stock held by Kompella LLC. Mr. Kompella has voting and investment power over the shares of common stock held by Kompella LLC.

(7)	Consists of (i) 15,000 shares of common stock issuable upon exercise of stock options exercisable within 60 days of September 30, 2020 and (ii) 123,429 shares of common stock and 97,864 shares of common stock issuable upon exercise of warrants exercisable within 60 days of September 30, 2020, in each case held by Scotland Parkway LLC. Mr. Potti is a managing member of Scotland Parkway LLC and has voting and investment power over securities held by Scotland Parkway LLC.

(8)	Consists of (i) 75,000 shares of common stock and (ii) 10,500 shares issuable pursuant to stock options exercisable within 60 days of September 30, 2020.
(9)	Consists of 10,500 shares issuable pursuant to stock options exercisable within 60 days of September 30, 2020.

(10	Consists of (i) 15,000 shares of common stock issuable upon exercise of stock options exercisable within 60 days of September 30, 2020 and (ii) 742,905 shares of common stock and 19,843 shares of common stock issuable upon exercise of warrants exercisable within 60 days of September 30, 2020, in each case held by Abdi Ibrahim Uluslararası İlaç Yatırımları Sanayi ve Ticaret A.Ş. (“Abdi”). Dr. Taspolatogula is the Chief Executive Officer of Abdi and has voting and investment power over securities held by Abdi.

DELINQUENT SECTION 16(a) BENEFICIAL OWNERSHIP REPORTS

Section 16(a) of the Exchange Act requires our officers and directors, and persons who own more than ten percent of a registered class of our equity securities, to file reports of securities ownership and changes in such ownership with

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT (continued)

the SEC. Officers, directors and greater than ten percent stockholders are also required by SEC rules to furnish us with copies of all Section 16(a) forms they file.

Based solely on a review of the Company’s records and written representations by the persons required to file such reports, all filing requirements of Section 16(a) were satisfied with respect to the 2019 fiscal year except for (i) the Form 3’s for Shankar Musunuri, Daniel Jorgensen, Rasappa Arumugham, Vijay Tammara, Kelly Beck, Frank Leo, Ramesh Kumar, Uday Kompella, Suha Taspolatoglu and Manish Potti, which were inadvertently filed late following their respective appointments as executive officers or directors of the Company on September 27, 2019, and (ii) a Form 4 filed on October 4, 2019 for Junge Zhang, which was filed late due to an administrative error.

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ITEMS TO BE VOTED ON

ITEM 1: the reverse stock split proposal

General

The Company is asking stockholders to adopt and approve the proposal that the Company’s Certificate of Incorporation be amended, by way of a Certificate of Amendment, to effect a reverse stock split of our common stock (the “Reverse Stock Split”). The proposed amendment, if effected, will effect a Reverse Stock Split of the outstanding shares of the Company’s common stock at a Reverse Stock Split ratio of not less than 1-for-4 and not greater than 1-for-20, with the exact ratio and effective time of the Reverse Stock Split to be determined by the Company’s Board of Directors (the “Board”) at any time within one year of the date of the annual meeting of stockholders (the “Annual Meeting”). The foregoing description of the proposed amendment is a summary and is subject to the full text of the proposed amendment, which is attached to this proxy statement as Appendix A.

If adopted and approved by the stockholders, the Reverse Stock Split, if any, would become effective at a time, and at a ratio, to be designated by the Board. The Board may effect only one Reverse Stock Split as a result of this authorization. The Board also may determine in its discretion not to effect the Reverse Stock Split and not to file the Certificate of Amendment. No further action on the part of stockholders will be required to either implement or abandon the Reverse Stock Split. The determination of the ratio of the Reverse Stock Split will be based on a number of factors, described further below under the heading “—Criteria to be Used for Determining Whether to Implement Reverse Stock Split.” The Reverse Stock Split, if adopted and approved by stockholders and if deemed by the Board to be advisable and in the best interests of us and our stockholders, will be effected, if at all, at a time that is not later than the date that is within one year from the date of the Annual Meeting.

As of the October 28, 2020 Record Date, 162,026,473 shares of our common stock were outstanding. Based on such number of shares of our common stock issued and outstanding, immediately following the effectiveness of the Reverse Stock Split (and without giving any effect to the payment of cash in lieu of fractional shares), we will have, depending on the Reverse Stock Split ratio selected by the Board, issued and outstanding shares of stock as illustrated in the table under the caption “—Effects of the Reverse Stock Split—Effect on Shares of Common Stock.”

The Reverse Stock Split will be realized simultaneously for all outstanding common stock and options to purchase shares of our common stock. The Reverse Stock Split will affect all holders of common stock uniformly and each stockholder will hold the same percentage of common stock outstanding immediately following the Reverse Stock Split as that stockholder held immediately prior to the Reverse Stock Split, except for immaterial adjustments that may result from the treatment of fractional shares as described below. The Reverse Stock Split will not change the par value of our common stock and will not reduce the number of authorized shares of common stock (see “—Effects of the Reverse Stock Split”).

No fractional shares of common stock will be issued as a result of the Reverse Stock Split. Instead, any stockholder who would have been entitled to receive a fractional share as a result of the Reverse Stock Split will receive cash payments in lieu of such fractional shares.

Reasons for the Reverse Stock Split

Nasdaq Compliance. Our common stock is publicly traded and listed on The Nasdaq Capital Market under the symbol “OCGN.” The Board authorized the reverse split of our common stock with the primary intent of increasing the per share trading price of our common stock in order to ensure that we continue to satisfy the requirements for the continued listing of our common stock on Nasdaq, which we believe helps support and maintain stock liquidity

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ITEMS TO BE VOTED ON (continued)

and Company recognition for our stockholders. Accordingly, we believe that effecting the Reverse Stock Split is advisable and in the Company’s and our stockholders’ best interests.

Companies listed on Nasdaq are subject to various rules and requirements imposed by Nasdaq which must be satisfied in order to continue having their stock listed on the exchange (these are called Nasdaq’s Continued Listing Standards). One of these standards is the “minimum bid price” requirement set forth in Nasdaq Listing Rule 5550(a)(2) (“Rule 5550(a)(2)”), which requires that the bid price of the stock of companies listed on the Nasdaq Capital Market be at least $1.00 per share. A listed company risks being delisted and removed from Nasdaq if the closing bid price of its stock remains below $1.00 per share for an extended period of time. The closing bid price of our common stock has been below $1.00 per share since November 11, 2019.

On December 27, 2019, we received a deficiency letter from the Nasdaq Listing Qualifications Department (the “Staff”) notifying us that, for the last 30 consecutive business days, the closing bid price for the Company’s common stock had been below the minimum $1.00 per share required for continued listing on the Nasdaq Capital Market pursuant to Rule 5550(a)(2). We were provided an initial period of 180 calendar days, or until June 24, 2020, to regain compliance with Rule 5550(a)(2). In response to the COVID-19 pandemic and related extraordinary market conditions, effective April 16, 2020, Nasdaq tolled the grace period for non-compliance with the minimum bid price listing requirement until June 30, 2020. Following the tolling period, we had until September 7, 2020 to regain compliance with Rule 5550(a)(2). On September 8, 2020, Nasdaq granted us an additional 180-day period, or until March 8, 2021, to regain compliance with Rule 5550(a)(2). To regain compliance, the closing bid price of our common stock must meet or exceed $1.00 per share for at least 10 consecutive business days during the additional 180-day period. If we do not regain compliance with the minimum bid price rule by March 8, 2021, Nasdaq will provide written notification to us that our common stock may be delisted. At that time, we may appeal Nasdaq’s delisting determination to a Nasdaq hearings panel. If we timely appeal, our common stock would remain listed pending the panel’s decision. There can be no assurance that, if we do appeal the delisting determination by Nasdaq to the panel, such appeal would be successful.

We may not be able to meet the $1.00 minimum bid price requirement of the Nasdaq Capital Market unless we effect a reverse stock split to increase the per share market price of our common stock. If required in order to maintain compliance with the minimum bid price requirement so as to maintain our listing on the Nasdaq Capital Market, the Board intends to effect the Reverse Stock Split no later than March 8, 2021. Even if we regain compliance with the $1.00 minimum bid price requirement without effecting the Reverse Stock Split, the Board may determine to effect the Reverse Stock Split in order to avoid a future deficiency in the minimum bid price requirement of the Nasdaq Capital Market or if it determines, in its sole discretion, that effecting the Reverse Stock Split is advisable and in the best interests of the Company and its stockholders.

In the event we are delisted from Nasdaq, the only established trading market for our common stock would be eliminated and we would be forced to list our shares on the OTC Markets or another quotation medium, depending on our ability to meet the specific listing requirements of those quotation systems. As a result, an investor would likely find it more difficult to trade, or to obtain accurate price quotations for, our shares. Delisting would likely also reduce the visibility, liquidity and value of our common stock, including as a result of reduced institutional investor interest in our company, and may increase the volatility of our common stock. Delisting could also cause a loss of confidence of potential industry partners, lenders and employees, which could further harm our business and our future prospects. We believe that effecting the Reverse Stock Split may help us avoid delisting from Nasdaq and any resulting consequences.

Additional Potential Investors. In addition to bringing the per share trading price of our common stock back above $1.00, we also believe that the Reverse Stock Split will make our common stock more attractive to a broader range of institutional and other investors, as we have been advised that the current per share trading price of our common stock may affect its acceptability to certain institutional investors, professional investors and other members of the

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ITEMS TO BE VOTED ON (continued)

investing public. Many brokerage houses and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers. In addition, some of those policies and practices may function to make the processing of trades in low-priced stocks economically unattractive to brokers.

Financial Planning Flexibility. The Board believes it is advisable and in the best interest of the Company and our stockholders to approve the Certificate of Amendment to effect the Reverse Stock Split of the Company’s issued and outstanding common stock to give the Company greater flexibility in considering and planning for future potential business needs. The Reverse Stock Split will result in additional authorized and unissued shares becoming available for general corporate purposes as the Board may determine from time to time, including for use under its equity compensation plans.

Reducing the number of outstanding shares of our common stock through the Reverse Stock Split is intended, absent other factors, to increase the per share trading price of our common stock. However, other factors, such as our financial results, market conditions and the market perception of our business may adversely affect the per share trading price of our common stock. As a result, there can be no assurance that the Reverse Stock Split, if completed, will result in the intended benefits described above, that the per share trading price of our common stock will increase following the Reverse Stock Split or that the per share trading price of our common stock will not decrease in the future.

Criteria to be Used for Determining Whether to Implement Reverse Stock Split

In determining whether to implement the Reverse Stock Split and which Reverse Stock Split ratio to implement, if any, following receipt of stockholder approval of the amendment to our Certificate of Incorporation to effect the Reverse Stock Split, the Board may consider, among other things, various factors, such as:

•	the historical trading price and trading volume of our common stock;

•	the Nasdaq Continued Listing Standards requirements;

•	the then-prevailing trading price and trading volume of our common stock and the expected impact of the Reverse Stock Split on the trading market for our common stock in the short- and long-term;

•	the anticipated impact of a particular ratio on our ability to reduce administrative and transactional costs; and

•	prevailing general market and economic conditions.

Certain Risks and Potential Disadvantages Associated with the Reverse Stock Split

We cannot assure you that the proposed Reverse Stock Split will increase our stock price.

We expect that the Reverse Stock Split will increase the per share trading price of our common stock. However, the effect of the Reverse Stock Split on the per share trading price of our common stock cannot be predicted with any certainty, and the history of reverse stock splits for other companies is varied, particularly since some investors may view a reverse stock split negatively. It is possible that the per share trading price of our common stock after the Reverse Stock Split will not increase in the same proportion as the reduction in the number of our outstanding shares of common stock following the Reverse Stock Split, in which case the total market capitalization of our common stock after the Reverse Stock Split may be lower than the total market capitalization before the Reverse Stock Split. It is also possible that the Reverse Stock Split may not result in a per share trading price that would attract investors who do not trade in lower priced stocks. In addition, although we believe the Reverse Stock Split may enhance the marketability of our common stock to certain potential investors, we cannot assure you that, if implemented, our common stock will be more attractive to investors. Even if we implement the Reverse Stock Split, the per share trading price of our common stock may decrease due to factors unrelated to the Reverse Stock Split, including our

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ITEMS TO BE VOTED ON (continued)

future performance. If the Reverse Stock Split is consummated and the per share trading price of the common stock declines, the percentage decline as an absolute number and as a percentage of our overall market capitalization may be greater than would occur in the absence of the Reverse Stock Split.

The proposed Reverse Stock Split may decrease the liquidity of our common stock and result in higher transaction costs.

The liquidity of our common stock may be negatively impacted by the Reverse Stock Split, given the reduced number of shares that would be outstanding after the Reverse Stock Split, particularly if the per share trading price does not increase as a result of the Reverse Stock Split. In addition, if the Reverse Stock Split is implemented, it will increase the number of our stockholders who own “odd lots” of fewer than 100 shares of common stock. Brokerage commission and other costs of transactions in odd lots are generally higher than the costs of transactions of more than 100 shares of common stock. Accordingly, the Reverse Stock Split may not achieve the desired results of increasing marketability of our common stock as described above.

There will be dilution to existing stockholders if the Company issues new shares of Common Stock.

Although the Reverse Stock Split will not in itself cause dilution to our existing stockholders, the number of shares the Company will be authorized to issue will not be decreased proportionally. Thus, should the Company decide to issue new shares of common stock in the future to raise capital, existing stockholders’ ownership will be diluted.

Procedure for Effecting Reverse Stock Split and Exchange of Stock Certificates

If the Certificate of Amendment is adopted and approved by our stockholders, and if, within one year of such time, the Board believes that the Reverse Stock Split is advisable and in the best interests of the Company and its stockholders, the Board will determine the ratio of the Reverse Stock Split to be implemented. We will file the Certificate of Amendment with the Secretary of State of the State of Delaware at such time as the Board has determined the appropriate effective time for the Reverse Stock Split (the “Effective Time”). The Board may delay effecting the Reverse Stock Split, if at all, until a time that is not later than one year from the date of the Annual Meeting, without re-soliciting stockholder approval. The Reverse Stock Split will become effective on the date of filing of the Certificate of Amendment with the Secretary of State of the State of Delaware. Beginning on the effective date of the Reverse Stock Split, each certificate representing pre-Reverse Stock Split shares will be deemed for all corporate purposes to evidence ownership of post-Reverse Stock Split shares.

If, at any time prior to the filing of the Certificate of Amendment with the Delaware Secretary of State, notwithstanding stockholder approval, and without further action by the stockholders, the Board, in its sole discretion, determines that it is advisable and in the Company’s best interests and the best interests of the Company’s stockholders to delay the filing of the Certificate of Amendment or abandon the Reverse Stock Split, the Reverse Stock Split may be delayed or abandoned.

Fractional Shares

No fractional shares will be issued in connection with the Reverse Stock Split. Stockholders of record who otherwise would be entitled to receive fractional shares because they hold a number of pre-split shares not evenly divisible by the number of pre-split shares for which each post-split share is to be exchanged, will be entitled, upon surrender to the exchange agent of certificates representing such shares, to a cash payment in lieu thereof at the then-prevailing prices on the open market. The ownership of a fractional interest will not give the holder thereof any voting, dividend or other rights, except to receive payment therefor as described herein.

Stockholders should be aware that, under the escheat laws of the various jurisdictions where stockholders reside, where the Company is domiciled, and where the funds will be deposited, sums due for fractional interests that are

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ITEMS TO BE VOTED ON (continued)

not timely claimed after the effective date of the split may be required to be paid to the designated agent for each such jurisdiction, unless correspondence has been received by the Company or the exchange agent concerning ownership of such funds within the time permitted in such jurisdiction. Thereafter, stockholders otherwise entitled to receive such funds will have to seek to obtain them directly from the state to which they were paid.

Effects of the Reverse Stock Split

General

After the effective date of the Reverse Stock Split, if implemented by the Board, each stockholder will own a reduced number of shares of common stock. The principal effect of the Reverse Stock Split will be to proportionately decrease the number of outstanding shares of the Company’s common stock based on the Reverse Stock Split ratio selected by the Board. As a matter of Delaware law, the implementation of the Reverse Stock Split does not require a reduction in the total number of authorized shares of our common stock.

Voting rights and other rights of the holders of our common stock will not be affected by the Reverse Stock Split, other than as a result of the treatment of fractional shares as described above. For example, a holder of 2% of the voting power of the outstanding shares of our common stock immediately prior to the effectiveness of the Reverse Stock Split will generally continue to hold 2% (assuming there is no impact as a result of the payment of cash in lieu of issuing fractional shares) of the voting power of the outstanding shares of our common stock after the Reverse Stock Split. The number of stockholders of record will not be affected by the Reverse Stock Split (except to the extent any are cashed out as a result of holding less than a full share). If adopted and implemented, the Reverse Stock Split may result in some stockholders owning “odd lots” of less than 100 shares of our common stock. Odd lot shares may be more difficult to sell, and brokerage commissions and other costs of transactions in odd lots are generally somewhat higher than the costs of transactions in “round lots” of even multiples of 100 shares. The Board believes, however, that these potential effects are outweighed by the benefits of the Reverse Stock Split.

Effect on Shares of Common Stock, Options and Warrants

The following table contains approximate information, based on share information as of September 30, 2020, relating to our outstanding common stock assuming Reverse Stock Split ratios of 1-for-4, 1-for-10, 1-for-15 and 1-for-20, which reflect the low end, middle and high end of the range that our stockholders are being asked to approve. In addition, the following table sets forth (i) the number of shares of our common stock that would be issued and outstanding, (ii) the number of shares of our common stock that would be reserved for issuance pursuant to outstanding warrants and options and (iii) the weighted-average exercise price of outstanding options and warrants, each giving effect to the Reverse Stock Split and based on securities outstanding as of September 30, 2020.

	Number of Shares Before Reverse Stock Split	Reverse Stock Split Ratio of 1-for-4	Reverse Stock Split Ratio of 1-for-10	Reverse Stock Split Ratio of 1-for-15	Reverse Stock Split Ratio of 1- for-20
Number of Shares of Common Stock Outstanding	162,026,473	40,506,618	16,202,647	10,801,764	8,101,323
Number of Shares of Common Stock Reserved for Issuance	5,138,294	1,284,573	513,829	342,552	256,914
Weighted Average Exercise Price of Options	$0.94	$3.76	$9.40	$14.10	$18.80
Weighted Average Exercise Price of Warrants	$5.67	$22.68	$56.70	$85.05	$113.40

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ITEMS TO BE VOTED ON (continued)

If this Reverse Stock Split Proposal is adopted and approved and the Board elects to effect the Reverse Stock Split, the number of outstanding shares of common stock will be reduced proportionately based on the exact ratio of the split chosen by the Board, and we would communicate to the public, prior to the effective date of the Reverse Stock Split, additional details regarding the Reverse Stock Split, including the specific ratio selected by the Board.

Pursuant to the various instruments governing our then outstanding stock option awards and warrants to purchase common stock and any outstanding restricted stock awards, in connection with any Reverse Stock Split, the Board will reduce the number of shares of common stock issuable upon the exercise of the stock options and warrants and the number of shares of restricted stock in proportion to the ratio of the Reverse Stock Split and proportionately increase the exercise price of our outstanding stock options and warrants. In connection with such proportionate adjustments, the number of shares of common stock issuable upon exercise or conversion of outstanding stock options, warrants and restricted stock awards will be rounded down to the nearest whole share and the exercise prices will be rounded up to the nearest cent, and no cash payment will be made in respect of such rounding.

After the effective date of the Reverse Stock Split that the Board elects to implement, our common stock would have a new committee on uniform securities identification procedures, or CUSIP number, a number used to identify our common stock.

Our common stock is currently registered under Section 12(b) of the Securities Exchange Act of 1934 (the “Exchange Act”), and we are subject to the periodic reporting and other requirements of the Exchange Act. The Reverse Stock Split will not affect the registration of our common stock under the Exchange Act or the listing of our common stock on Nasdaq. Following the Reverse Stock Split, our common stock will continue to be listed on the Nasdaq Capital Market under the symbol “OCGN,” although it will be considered a new listing with a new CUSIP number.

Effect on Preferred Stock

The proposed amendment to our Restated Certificate of Incorporation to effect the Reverse Stock Split would not impact the total authorized number of shares of preferred stock or the par value thereof.

Effect on Par Value

The proposed amendments to our Certificate of Incorporation will not affect the par value of our common stock, which will remain at $0.01.

Accounting Matters

As a result of the Reverse Stock Split, upon the Effective Time, the stated capital on our balance sheet attributable to our common stock, which consists of the par value per share of our common stock multiplied by the aggregate number of shares of our common stock issued and outstanding, will be reduced in proportion to the size of the Reverse Stock Split, subject to a minor adjustment in respect of the treatment of fractional shares, and the additional paid-in capital account will be credited with the amount by which the stated capital is reduced. Our stockholders’ equity, in the aggregate, will remain unchanged. Reported per share net income or loss will be higher because there will be fewer shares of common stock outstanding.

Effect on Authorized Shares of Common Stock

Currently, we are authorized to issue up to a total of 200,000,000 shares of common stock. On the Record Date, there were 162,026,473 shares of our common stock outstanding, warrants to purchase 870,017 shares of our common stock issued and outstanding (with a weighted average exercise price of $5.67 per share), options to purchase 4,232,924 shares of our common stock issued and outstanding under our equity compensation plans (with a

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ITEMS TO BE VOTED ON (continued)

weighted average exercise price of $0.88 per share), an aggregate of 716,091 shares reserved for issuance pursuant to our 2019 Equity Incentive Plan (the “2019 Plan”) and 2014 Stock Option Plan (the “2014 Plan”) and 56 shares of our common stock issuable upon conversion of our Preferred Stock. This leaves 32,154,439 shares of our authorized common stock available for future issuance.

Effecting the Reverse Stock Split will not change the total authorized number of shares of common stock. However, the reduction in the issued and outstanding shares, and the corresponding adjustment of shares issuable pursuant to warrants and options, which would be decreased by a factor of between 4 and 20, would provide more authorized shares available for future issuance. Because holders of our common stock have no preemptive rights to purchase or subscribe for any unissued stock of the Company, the issuance of additional shares in the future of authorized common stock that will become newly available as a result of the implementation of the Reverse Stock Split will reduce the current stockholders’ percentage ownership interest in the total outstanding shares of common stock.

We may issue additional equity capital in the future to finance our research and development expenditures, clinical trial expenditures, commercial expenditures, acquisitions of new technologies or businesses and general corporate purposes. The additional available shares that the proposed Reverse Stock Split will provide will allow us to pursue any such financing. However, with the exception of the reservation of shares underlying the 2019 Plan and the 2014 Plan and shares underlying certain outstanding warrants, we currently do not have any specific plans, arrangements or understandings to issue any of the shares of common stock that will be newly available as a result of the implementation of the Reverse Stock Split.

Potential Anti-Takeover Effects of a Reverse Stock Split

Release No. 34-15230 of the staff of the SEC requires disclosure and discussion of the effects of any action, including the proposals discussed herein, that may be used as an anti-takeover mechanism. The Reverse Stock Split, if effected, will also result in a relative increase in the number of authorized but unissued shares of our common stock vis-à-vis the outstanding shares of our common stock and, could, under certain circumstances, have an anti-takeover effect, although this is not the purpose or intent of the Board. A relative increase in the number of authorized shares of common stock could have other effects on our stockholders, depending upon the exact nature and circumstances of any actual issuances of authorized but unissued shares. A relative increase in our authorized shares could potentially deter takeovers, including takeovers that the Board has determined are not in the best interest of our stockholders, in that additional shares could be issued (within the limits imposed by applicable law) in one or more transactions that could make a change in control or takeover more difficult. For example, we could issue additional shares so as to dilute the stock ownership or voting rights of persons seeking to obtain control without our agreement. Similarly, the issuance of additional shares to certain persons allied with our management could have the effect of making it more difficult to remove our current management by diluting the stock ownership or voting rights of persons seeking to cause such removal. The Reverse Stock Split therefore may have the effect of discouraging unsolicited takeover attempts. By potentially discouraging initiation of any such unsolicited takeover attempts, the Reverse Stock Split may limit the opportunity for our stockholders to dispose of their shares at the higher price generally available in takeover attempts or that may be available under a merger proposal.

Although the Reverse Stock Split has been prompted by business and financial considerations and not by the threat of any known or threatened hostile takeover attempt, stockholders should be aware that the effect of the Reverse Stock Split could facilitate future attempts by us to oppose changes in control and perpetuate our management, including transactions in which the stockholders might otherwise receive a premium for their shares over then current market prices. We cannot provide assurances that any such transactions will be consummated on favorable terms or at all, that they will enhance stockholder value, or that they will not adversely affect our business or the trading price of the common stock.

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ITEMS TO BE VOTED ON (continued)

No Going Private Transaction

Notwithstanding the decrease in the number of outstanding shares following the proposed Reverse Stock Split, the Board does not intend for this transaction to be the first step in a “going private transaction” within the meaning of Rule 13e-3 of the Exchange Act.

Shares Held in Book Entry and Through a Broker, Bank or Other Holder of Record

If you hold registered shares of our common stock in book-entry form, you do not need to take any action to receive your post-Reverse Stock Split shares of our common stock in registered book-entry form or your cash payment in lieu of fractional shares, if applicable. If you are entitled to post-Reverse Stock Split shares of our common stock, a transaction statement will automatically be sent to your address of record as soon as practicable after the Effective Time indicating the number of shares of our common stock you hold.

At the Effective Time, we intend to treat stockholders holding shares of our common stock in “street name” (that is, through a broker, bank or other holder of record) in the same manner as registered stockholders. Brokers, banks or other holders of record will be instructed to effect the Reverse Stock Split for their beneficial holders holding shares of our common stock in “street name”; however, these brokers, banks or other holders of record may apply their own specific procedures for processing the Reverse Stock Split. If you hold your shares of our common stock with a broker, bank or other holder of record, and you have any questions in this regard, we encourage you to contact your holder of record.

Shares Held in Certificated Form

If the Reverse Stock Split is approved and effected, stockholders holding common stock in certificated form will be sent a transmittal letter by the transfer agent after the Reverse Stock Split is effected. The letter of transmittal will contain instructions on how a stockholder should surrender his, her or its certificate(s) representing the shares of common stock (the “Old Certificates”) to the transfer agent in exchange for the appropriate number of whole shares of post-Reverse Stock Split common stock (the “New Shares”). No New Shares will be issued to a stockholder until such stockholder has surrendered all Old Certificates, together with a properly completed and executed letter of transmittal, to the transfer agent. No stockholder will be required to pay a transfer or other fee to exchange his, her or its Old Certificates. Stockholders will then receive New Shares representing the number of whole shares of common stock to which they are entitled as a result of the Reverse Stock Split. Until surrendered, we will deem outstanding Old Certificates held by stockholders to be cancelled and only to represent the number of whole shares of post-Reverse Stock Split common stock to which these stockholders are entitled. Any Old Certificates submitted for exchange, whether because of a sale, transfer or other disposition of shares, will automatically be exchanged for New Shares. If an Old Certificate has restrictive legends on the back of the Old Certificate(s), the New Shares will be issued with the same restrictions. If a stockholder is entitled to a payment in lieu of any fractional share interest, such payment will be made as described under “—Fractional Shares.”

The Company expects that our transfer agent will act as exchange agent for purposes of implementing the exchange of stock certificates. No service charges will be payable by holders of shares of common stock in connection with the exchange of certificates. All of such expenses will be borne by the Company.

YOU SHOULD NOT SEND YOUR OLD CERTIFICATES NOW. YOU SHOULD SEND THEM ONLY AFTER YOU RECEIVE THE LETTER OF TRANSMITTAL FROM OUR TRANSFER AGENT.

Vote Required

Under Delaware law, the affirmative vote of a majority of the shares of common stock issued and outstanding and entitled to vote at the Annual Meeting is required to adopt and approve the amendment to our Certificate of

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ITEMS TO BE VOTED ON (continued)

Incorporation to effect the Reverse Stock Split. Because adoption and approval of the amendment to our Certificate of Incorporation to effect the Reverse Stock Split requires a majority of the outstanding shares, an abstention with respect to the Reverse Stock Split proposal will have the same effect as a vote “Against” the proposal.

The Company’s Board of Directors recommends that you vote “FOR” the Reverse Stock Split proposal.

No Appraisal Rights

Under the Delaware General Corporation Law, our stockholders are not entitled to dissenter’s rights or appraisal rights with respect to the Reverse Stock Split described in this proposal and we will not independently provide our stockholders with any such rights.

Interest of Certain Persons in Matters to be Acted Upon

No officer or director has any substantial interest, direct or indirect, by security holdings or otherwise, in the Reverse Stock Split that is not shared by all of our other stockholders.

Certain U.S. Federal Income Tax Consequences of the Reverse Stock Split

The following discussion is a general summary of certain U.S. federal income tax consequences of the Reverse Stock Split that may be relevant to holders of our common stock that hold such stock as a capital asset for U.S. federal income tax purposes. This summary is based upon the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), Treasury regulations promulgated thereunder, administrative rulings and judicial decisions as of the date hereof, all of which may change, possibly with retroactive effect, resulting in U.S. federal income tax consequences that may differ from those discussed below.

This discussion applies only to holders that are U.S. Holders (as defined below) and does not address all aspects of federal income taxation that may be relevant to such holders in light of their particular circumstances or to holders that may be subject to special tax rules, including: (i) holders subject to the alternative minimum tax; (ii) banks, insurance companies, or other financial institutions; (iii) tax-exempt organizations; (iv) dealers in securities or commodities; (v) regulated investment companies or real estate investment trusts; (vi) partnerships (or other flow-through entities for U.S. federal income tax purposes and their partners or members); (vii) traders in securities that elect to use a mark-to-market method of accounting for their securities holdings; (viii) U.S. Holders whose “functional currency” is not the U.S. dollar; (ix) persons holding our common stock as a position in a hedging transaction, “straddle,” “conversion transaction” or other risk reduction transaction; (x) persons who acquire shares of our common stock in connection with employment or other performance of services; or (xi) U.S. expatriates. If a partnership (including any entity or arrangement treated as a partnership for U.S. federal income tax purposes) holds shares of our common stock, the tax treatment of a holder that is a partner in the partnership generally will depend upon the status of the partner and the activities of the partnership.

We have not sought, and will not seek, an opinion of counsel or a ruling from the Internal Revenue Service (“IRS”) regarding the U.S. federal income tax consequences of the Reverse Stock Split and there can be no assurance that the IRS will not challenge the statements and conclusions set forth below or a court would not sustain any such challenge. The following summary does not address any U.S. state or local or any foreign tax consequences, any estate, gift or other non-U.S. federal income tax consequences, or the Medicare tax on net investment income.

EACH HOLDER OF COMMON STOCK SHOULD CONSULT SUCH HOLDER’S TAX ADVISOR WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT TO SUCH HOLDER.

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ITEMS TO BE VOTED ON (continued)

For purposes of the discussion below, a “U.S. Holder” is a beneficial owner of shares of our common stock that for U.S. federal income tax purposes is: (1) an individual citizen or resident of the United States; (2) a corporation (including any entity taxable as a corporation for U.S. federal income tax purposes) created or organized in or under the laws of the United States, any state or political subdivision thereof; (3) an estate the income of which is subject to U.S. federal income taxation regardless of its source; or (4) a trust, if (i) a court within the United States is able to exercise primary supervision over the administration of the trust and one or more U.S. persons have the authority to control all substantial decisions of the trust, or (ii) the trust has a valid election in effect to be treated as a U.S. person.

The Reverse Stock Split is intended to be treated as a “recapitalization” for U.S. federal income tax purposes. As a result, a U.S. Holder generally should not recognize gain or loss upon the Reverse Stock Split, except with respect to cash received in lieu of a fractional share of our common stock, as discussed below. A U.S. Holder’s aggregate tax basis in the shares of our common stock received pursuant to the Reverse Stock Split should equal the aggregate tax basis of the shares of our common stock surrendered (excluding any portion of such basis that is allocated to any fractional share of our common stock), and such U.S. Holder’s holding period in the shares of our common stock received should include the holding period in the shares of our common stock surrendered. Treasury regulations promulgated under the Code provide detailed rules for allocating the tax basis and holding period of the shares of our common stock surrendered to the shares of our common stock received pursuant to the Reverse Stock Split. Holders of shares of our common stock acquired on different dates and at different prices should consult their tax advisors regarding the allocation of the tax basis and holding period of such shares.

A U.S. Holder that receives cash in lieu of a fractional share of our common stock pursuant to the Reverse Stock Split should recognize capital gain or loss in an amount equal to the difference between the amount of cash received and the U.S. Holder’s tax basis in the shares of our common stock surrendered that is allocated to such fractional share. Such capital gain or loss should be long term capital gain or loss if the U.S. Holder’s holding period for our common stock surrendered exceeded one year at the Effective Time.

OUR BOARD UNANIMOUSLY RECOMMENDS STOCKHOLDERS VOTE FOR THE REVERSE STOCK SPLIT PROPOSAL.

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ITEMS TO BE VOTED ON (continued)

ITEM 2: the AUTHORIZED SHAREs AMENDMENT proposal

General

The Board has approved an amendment to our Certificate of Incorporation (the “Authorized Shares Amendment”), to increase the number of authorized shares of common stock from 200,000,000 to 500,000,000. The Authorized Shares Amendment will not change the number of authorized shares of preferred stock, which currently consists of 10,000,000 shares of preferred stock. The implementation of the Authorized Shares Amendment is expressly conditioned upon the failure to obtain approval or implementation of the Reverse Stock Split; if the Reverse Stock Split is approved and implemented, then the Authorized Shares Amendment will not be implemented.

The additional shares of common stock authorized for issuance by the Authorized Shares Amendment would be a part of the existing class of common stock and, if and when issued, would have the same rights and privileges as the common stock presently issued and outstanding. The full text of the proposed Authorized Shares Amendment is attached to this Proxy Statement as Appendix B. However, the text of the Authorized Shares Amendment is subject to revision to include such changes as may be required by the Secretary of State of the State of Delaware and as the Board deems necessary and advisable to effect the proposed amendment of the Certificate of Incorporation.

Provided the stockholders approve the Authorized Shares Amendment, the increased number of shares would be authorized for issuance, but would remain unissued until such time as the Board approves a specific issuance of shares. Other than to permit the exercise of all outstanding options and warrants, the conversion of all outstanding shares of preferred stock and future issuances under the Company’s equity incentive plans, the Company currently has no plans or arrangements to issue the additional authorized shares of common stock that will result in the event that the Company’s stockholders approve, and the Company implements, the Authorized Shares Amendment.

Adoption of the Authorized Shares Amendment would not affect the rights of the holders of currently outstanding common stock, except for effects incidental to increasing the number of shares of our common stock outstanding, such as dilution of the earnings per share and voting rights of current holders of common stock, to the extent that any additional shares of common stock are ultimately issued out of the increase in authorized shares proposed in the Authorized Shares Amendment.

If the proposed Authorized Shares Amendment is approved by the requisite vote of the stockholders, it will become effective upon the filing of a Certificate of Amendment with the Secretary of State of the State of Delaware. The Board reserves its right to elect not to proceed with and abandon the Authorized Shares Amendment if it determines, in its sole discretion at any time, that this proposal is no longer in the best interests of our stockholders.

If we fail to obtain stockholder approval of either the Reverse Stock Split or the Authorized Shares Amendment at the Annual Meeting, we intend to continue to seek to obtain stockholder approval at each subsequent annual meeting of stockholders and/or special meetings of stockholders until such approval has been obtained and we will incur the costs associated therewith.

Purposes and Effects of the Authorized Shares Amendment

Currently, we are authorized to issue up to a total of 200,000,000 shares of common stock. On the Record Date, there were 162,026,473 shares of our common stock outstanding, warrants to purchase 870,017 shares of our common stock issued and outstanding (with a weighted average exercise price of $5.67 per share), options to purchase 4,232,924 shares of our common stock issued and outstanding under our equity compensation plans (with a weighted average exercise price of $0.88 per share), an aggregate of 716,091 shares reserved for issuance pursuant to the 2019 Plan and the 2014 Plan and 56 shares of our common stock issuable upon conversion of our Preferred Stock. This leaves 32,154,439 shares of our authorized common stock available for future issuance. The foregoing numbers do not take into account the effect of the proposed Reverse Stock Split.

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ITEMS TO BE VOTED ON (continued)

The Board is recommending the proposed increase in the authorized number of shares of common stock to provide the Company with appropriate flexibility to issue additional shares in the future on a timely basis if such need arises in connection with potential financings, business combinations or other corporate purposes. Approval of the Authorized Shares Amendment could enable the Company to take advantage of market conditions, the availability of more favorable financing, and opportunities for business combinations and other strategic transactions, without the potential delay and expense associated with convening a special stockholders’ meeting. Our success also depends in part on our continued ability to attract, retain and motivate highly qualified management and key personnel, and the approval of the Authorized Shares Amendment would ensure that there is no lack of unissued and unreserved authorized shares of common stock to provide future equity incentive opportunities.

The proposed Authorized Shares Amendment will not, by itself, have an immediate dilutive effect on our current stockholders. However, if the Authorized Shares Amendment is approved, unless otherwise required by applicable law or stock exchange rules, the Board will be able to issue the additional shares of common stock from time to time in its discretion without further action or authorization by the stockholders. The newly authorized shares of common stock would be issuable for any proper corporate purpose, including capital raising transactions of equity or convertible debt securities, the establishment of collaborations or other strategic agreements, stock splits, stock dividends, issuance under current or future equity incentive plans, future acquisitions, investment opportunities, or for other corporate purposes. The future issuance of additional shares of common stock or securities convertible into our common stock, may occur at times or under circumstances that could result in a dilutive effect on the earnings per share, book value per share, voting power and percentage interest of the present holders of our common stock, some of whom have preemptive rights to subscribe for additional shares that we may issue.

Potential Anti-Takeover Effect

Release No. 34-15230 of the staff of the SEC requires disclosure and discussion of the effects of any action, including the proposals discussed herein, that may be used as an anti-takeover mechanism. An increase in the number of authorized shares of common stock may also, under certain circumstances, be construed as having an anti-takeover effect. Although not designed or intended for such purposes, the effect of the proposed increase might be to render more difficult or to discourage a merger, tender offer, proxy contest or change in control of us and the removal of management, which stockholders might otherwise deem favorable. For example, the authority of the Board to issue common stock might be used to create voting impediments or to frustrate an attempt by another person or entity to effect a takeover or otherwise gain control of us because the issuance of additional common stock would dilute the voting power of the common stock then outstanding. Our common stock could also be issued to purchasers who would support the Board in opposing a takeover bid which our Board determines not to be in our best interests and those of our stockholders. Although the Authorized Shares Amendment has been prompted by business and financial considerations and not by the threat of any known or threatened hostile takeover attempt, stockholders should be aware that the effect of the Authorized Shares Amendment could facilitate future attempts by us to oppose changes in control and perpetuate our management, including transactions in which the stockholders might otherwise receive a premium for their shares over then current market prices. We cannot provide assurances that any such transactions will be consummated on favorable terms or at all, that they will enhance stockholder value, or that they will not adversely affect our business or the trading price of the common stock.

Vote Required

Under Delaware law, the affirmative vote of a majority of the shares of common stock issued and outstanding and entitled to vote at the Annual Meeting is required to adopt and approve the amendment to our Certificate of Incorporation to effect the increase in the number of authorized shares of common stock. Because adoption and approval of the Authorized Shares Amendment requires a majority of the outstanding shares, an abstention with respect to the Authorized Shares Amendment proposal will have the same effect as a vote “Against” the proposal.

OUR BOARD UNANIMOUSLY RECOMMENDS STOCKHOLDERS VOTE FOR THE AUTHORIZED SHARES AMENDMENT PROPOSAL.

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ITEMS TO BE VOTED ON (continued)

ITEM 3: ELECTION OF CLASS III DIRECTORS FOR A THREE-YEAR TERM EXPIRING IN 2023

At the Annual Meeting, our stockholders will vote on the election of three Class III director nominees named in this Proxy Statement as directors, each to serve until our 2023 Annual Meeting of Stockholders and until their respective successors are elected and qualified. Our Board has unanimously nominated Kirsten Castillo, Prabhavathi Fernandes, Ph.D. and Suha Taspolatoglu, M.D. for election to our Board at the Annual Meeting.

Each of the nominees has agreed to be named and to serve, and we expect each nominee to be able to serve if elected. If any nominee is unable to serve, the Nominating and Corporate Governance Committee will recommend to our Board a replacement nominee. The Board may then designate the other nominee to stand for election. If you voted for the unavailable nominee, your vote will be cast for his or her replacement.

OUR BOARD UNANIMOUSLY RECOMMENDS STOCKHOLDERS VOTE FOR THE ELECTION OF Kirsten Castillo, Prabhavathi Fernandes, Ph.D. and Suha Taspolatoglu, M.D.

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ITEMS TO BE VOTED ON (continued)

ITEM 4: RATIFICATION OF APPOINTMENT OF Ernst & Young LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2020

The Audit Committee of the Board has appointed and engaged Ernst & Young LLP to serve as our independent registered public accounting firm to audit the consolidated financial statements of the Company and its subsidiaries for the 2020 fiscal year, and to perform audit-related services. Grant Thornton LLP had served as the Company’s independent registered public accounting firm since 2012. On September 27, 2019, the Audit Committee approved the termination of the Company’s engagement with Grant Thornton LLP. The Company notified Grant Thornton LLP on October 9, 2019 that it would be dismissed as the Company’s independent registered public accounting firm effective immediately. The decision to change independent registered accounting firms was approved by the Audit committee.

Grant Thornton LLP’s reports on the Company’s financial statements for the years ended 2017 and 2018 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the Company’s fiscal years ended 2018 and 2019, there were (i) no disagreements, within the meaning of Item 304(a)(1)(iv) of Regulation S-K promulgated under the Exchange Act, and the related instructions thereto, with Grant Thornton on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Grant Thornton, would have caused it to make reference to the subject matter of the disagreements in connection with its reports. Also during this same period, there were no “reportable events” within the meaning of Item 304(a)(1)(v) of Regulation S-K and the related instructions thereto.

On September 27, 2019, the Audit Committee approved the appointment of Ernst & Young LLP as the Company’s new independent registered public accounting firm, effective upon the dismissal of Grant Thornton LLP. During the Company’s fiscal years ended 2018 and 2019, neither the Company nor anyone acting on its behalf consulted with Ernst & Young LLP regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company that Ernst & Young LLP concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a “disagreement” within the meaning of Item 304(a)(1)(iv) of Regulation S-K and the related instructions thereto or a “reportable event” within the meaning of Item 304(a)(1)(v) of Regulation S-K and the related instructions thereto.

Stockholders are hereby asked to ratify the Audit Committee’s appointment of Ernst & Young LLP as our independent registered public accounting firm for the 2020 fiscal year.

The Audit Committee is solely responsible for selecting our independent auditors. Although stockholder ratification of the appointment of Ernst & Young LLP to serve as our independent registered public accounting firm is not required by law or our organizational documents, the Board has determined that it is desirable to seek stockholders ratification as a matter of good corporate governance in view of the critical role played by independent registered public accounting firms in maintaining the integrity of financial controls and reporting. If the stockholders do not ratify the appointment of Ernst & Young LLP, the Audit Committee will reconsider its selection and whether to engage an alternative independent registered public accounting firm.

Representatives of Ernst & Young LLP are expected to attend the Annual Meeting where they will be available to respond to appropriate questions and, if they desire, to make a statement.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR THE RATIFICATION OF ERNST & YOUNG LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 2020.

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ITEMS TO BE VOTED ON (continued)

ITEM 5: Approval, on an advisory basis, of the compensation of our named executive officers

Overview

We became a public company in December 2014, and we have previously filed our proxy statements under the reduced reporting rules applicable to emerging growth companies. As of the close of our fiscal year ended December 31, 2019, we ceased to be an emerging growth company and, therefore, we are offering our stockholders an opportunity to cast an advisory vote to approve the compensation of our named executive officers, as disclosed in this proxy statement, pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act enacted in July 2010 (the “Dodd-Frank Act”) (commonly referred to as a “say-on-pay” vote). The say-on-pay vote gives you as a stockholder the opportunity to express your views regarding the compensation of our named executive officers by voting to approve or not approve such compensation as described in this proxy statement. However, our Board of Directors and our Compensation Committee value the opinion of our stockholders and will take into account the outcome of the vote when considering future executive compensation elements and the overall program design, as it relates to our named executive officers. If Item 4 in this proxy statement is approved, we expect to hold this vote on an annual basis for the foreseeable future.

Our Compensation Committee believes that the objectives of our executive compensation program, as it relates to our named executive officers, are appropriate for a company of our size and stage of development and that our compensation policies and practices help meet those objectives. In addition, our Compensation Committee believes that our executive compensation program, as it relates to our named executive officers, achieves an appropriate balance between fixed compensation and variable incentive compensation, pays for performance and promotes an alignment between the interests of our named executive officers and our stockholders. Accordingly, we are asking our stockholders to approve the compensation of our named executive officers. This advisory vote is not intended to be limited or specific to any particular element of compensation, but rather to cover the overall compensation of our named executive officers and the compensation policies and practices described in this proxy statement as it relates to our named executive officers.

Prior to casting your vote on this proposal, you are encouraged to read this proxy statement, and in particular the section entitled “Executive Compensation,” including the compensation tables and narrative discussion, for a more detailed discussion of our compensation philosophy, objectives and programs.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE, IN AN ADVISORY MANNER, FOR THE APPROVAL OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS.

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ITEMS TO BE VOTED ON (continued)

ITEM 6: Advisory vote on the frequency of future advisory votes on Executive Compensation

Overview

We are seeking your input with regard to the frequency of holding future stockholder advisory votes on the compensation of our named executive officers. In particular, we are asking whether the advisory vote on the compensation of our named executive officers (see, for instance, Item 3) should occur every year, every two years or every three years. We are required by SEC rules to submit to stockholders a non-binding advisory vote on this matter once every six years. Because your vote is advisory, it will not be binding on our Compensation Committee or our Board of Directors. However, the Compensation Committee and the Board will review the voting results and take them into consideration when making future decisions regarding how frequently it should present the advisory vote on the compensation of our named executive officers to our stockholders.

After careful consideration, our Board of Directors has determined that holding an advisory vote on executive compensation every year is the most appropriate policy for the Company at this time, and recommends that stockholders vote for future advisory votes on executive compensation to occur every year. In formulating its recommendation, our Board of Directors considered that an annual advisory vote on executive compensation will provide our stockholders with an appropriate time frame to evaluate the effectiveness of our compensation philosophy, policies and practices.

The proxy card provides stockholders with the opportunity to choose among four options (holding the advisory vote on compensation every one, two or three years, or abstaining) and, therefore, stockholders will not be voting to approve or disapprove the Board’s recommendation. The affirmative vote of a majority of the shares voted for this proposal—every year, every two years or every three years—will be the frequency approved, on an advisory basis, by our stockholders. However, because the vote on the frequency of holding future advisory votes on the compensation of our named executive officers is not binding, if none of the frequency options receives a majority vote, the option receiving the greatest number of votes will be considered the frequency preferred by our stockholders.

THE BOARD UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE TO CONDUCT FUTURE ADVISORY VOTES ON EXECUTIVE COMPENSATION ANNUALLY BY SELECTION OF ONE YEAR ON THE PROXY CARD

Notice of Annual Meeting of Stockholders and 2020 Proxy Statement | 54

OTHER INFORMATION

OTHER MATTERS

The Annual Meeting is called for the purposes set forth in the Notice. Our Board does not know of any other matters to be considered by the stockholders at the Annual Meeting other than the matters described in the Notice. However, the enclosed proxy confers discretionary authority on the persons named in the proxy card with respect to matters that may properly come before the Annual Meeting and that are not known to our Board at the date this proxy statement was printed. It is the intention of the persons named in the proxy card to vote in accordance with their best judgment on any such matter.

REQUIREMENTS FOR SUBMISSION OF Director NOminations and StockHOLDER PROPOSALS FOR NEXT YEAR’S ANNUAL MEETING

In order to be considered for inclusion in the proxy statement for our 2021 Annual Meeting of Stockholders, Stockholders interested in submitting a proposal or nominate a director for election at next year’s Annual Meeting of Stockholders may do so by following the procedures prescribed in Rule 14a-8 promulgated under the Securities and Exchange Act of 1934, as amended (the “Exchange Act”). To be eligible for inclusion in our proxy materials, stockholder director nominations or proposals must be received at our principal executive offices no later than the close of business on July 2, 2021, which is the 120th day prior to the first anniversary we released this Proxy Statement to our stockholders for the 2020 Annual Meeting. To be included in our proxy materials, your director nomination or proposal must also comply with our Bylaws and Rule 14a-8 promulgated under the Exchange Act. If we change the date of the 2021 Annual Meeting of Stockholders by more than 30 days from the anniversary of this year’s Annual Meeting, stockholder nominations or proposals must be received a reasonable time before we begin to make available the proxy materials for the 2021 Annual Meeting in order to be considered for inclusion in our Proxy Statement. Such proposals should be sent to Ocugen, Inc., 5 Great Valley Parkway, Suite 160, Malvern, PA 19355 Attention: Corporate Secretary.

Alternatively, stockholders intending to present a proposal or nominate a director for election at next year’s Annual Meeting of Stockholders without having the proposal or nomination included in our Proxy Statement must deliver written notice of the nomination or proposal to our Corporate Secretary at our principal executive offices no earlier than August 16, 2021, which is the 75th day prior to the first anniversary of the date we released this Proxy Statement to our stockholders for the 2020 Annual Meeting, and no later than September 15, 2021, which is the 45th day prior to the first anniversary of the date we released this Proxy Statement to our stockholders for the 2020 Annual Meeting. However, if we change the date of our 2021 Annual Meeting of Stockholders by more than 30 days from the anniversary of this year’s Annual Meeting, such nominations and proposals must be received no later than the close of business on the later of (a) the 90th day prior to our 2021 Annual Meeting of Stockholders and (b) the 10th day following the day we first publicly announce the date of our 2021 Annual Meeting of Stockholders. The stockholder’s written notice must include certain information concerning the stockholder and each nominee and proposal, as specified in our Bylaws. If the stockholder does not also satisfy the requirements of Rule 14a-4 promulgated under the Exchange Act, the persons named as proxies will be allowed to use their discretionary voting authority when and if the matter is raised at the 2020 annual meeting of stockholders. Such nominations or proposals should be sent to Ocugen, Inc., 5 Great Valley Parkway, Suite 160, Malvern, PA 19355 Attention: Corporate Secretary.

STOCKHOLDER COMMUNICATIONS TO THE BOARD

Stockholders and other interested parties may communicate with the Board by writing to the Corporate Secretary, Ocugen, Inc., 5 Great Valley Parkway, Suite 160, Malvern, PA 19355. Communications intended for a specific director or directors should be addressed to their attention to the Corporate Secretary at the address provided above. Communications received from stockholders are forwarded directly to Board members as part of the materials mailed in advance of the next scheduled Board meeting following receipt of the communications. The Board has authorized the Corporate Secretary, in his discretion, to forward communications on a more expedited basis if circumstances warrant or to exclude a communication if it is illegal, unduly hostile or threatening, or similarly inappropriate. Advertisements, solicitations for periodical or other subscriptions, and other similar communications generally will not be forwarded to the directors.

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OTHER INFORMATION (continued)

AVAILABILITY OF MATERIALS

Our Annual Report on Form 10-K for the fiscal year ended December 31, 2019, including the financial statements and financial statement schedules, has been filed with the SEC and provides additional information about us, which is incorporated by reference herein. Our proxy statement for our 2020 Annual Meeting of Stockholders and, in compliance with securities rules, our Annual Report on Form 10-K for the fiscal year ended December 31, 2019 (together, the “Proxy Materials”) were mailed on October 30, 2020. In accordance with the rules of the SEC, we are advising our stockholders of the availability on the internet of our proxy materials related to our forthcoming Annual Meeting. Because we have elected to utilize the “full set delivery” option, we are delivering to all stockholders paper copies of all of the proxy materials, as well as providing access to those proxy materials on a publicly accessible website. The Proxy Materials are available to holders of our common stock at www.Proxyvote.com.

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APPENDIX A

CERTIFICATE OF AMENDMENT

OF

SIXTH AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

OF

OCUGEN, INC.

(Pursuant to Section 242 of the

General Corporation Law of the State of Delaware)

Ocugen, Inc., a corporation duly organized and existing under the General Corporation Law of the State of Delaware (the “Corporation”), does hereby certify that:

1.             The name of the Corporation is Ocugen, Inc.

2.             That a resolution was duly adopted by the Board of Directors of the Corporation pursuant to Section 242 of the General Corporation Law of the State of Delaware (the “DGCL”) setting forth an amendment to the Sixth Amended and Restated Certificate of Incorporation and declaring said amendment to be advisable. The requisite stockholders of the Corporation have duly approved the proposed amendment in accordance with Section 242 of the DGCL. The amendment amends the Sixth Amended and Restated Certificate of Incorporation as follows:

3.             The Sixth Amended and Restated Certificate of Incorporation of the Corporation is hereby amended by inserting the following paragraph immediately following the first paragraph of Article IV, Section A thereof:

“Without any other action on the part of the Corporation or any other person, effective immediately upon the filing of this Certificate of Amendment to the Sixth Amended and Restated Certificate of Incorporation of the Corporation (the “Effective Time”), each [4-20] shares of the Corporation’s Common Stock issued and outstanding (the “Old Common Stock”) shall automatically, without further action on the part of the Corporation or any holder of Old Common Stock, convert into one (1) fully paid and nonassessable shares of Common Stock (the “New Common Stock”). The conversion described in the foregoing sentence shall be collectively referred to herein as the “Reverse Stock Split”. Any shares of Old Common Stock currently held in the Corporation’s treasury shall also be converted into Common Stock in accordance with the Reverse Stock Split. No fractional shares of Common Stock shall be issued upon the Reverse Stock Split. In lieu of any fractional shares to which a holder would otherwise be entitled, the Corporation shall pay cash equal to such fraction multiplied by the then-prevailing price as reported by The Nasdaq Stock Market (or if such price is not available, then such other price as determined by the Board of Directors). The ownership of a fractional share of New Common Stock shall not give the holder any voting, dividend or other rights, except the right to receive the cash payment described in the immediately preceding sentence. From and after the Effective Time, any stock certificates that, immediately prior to the Effective Time, represented the shares of Old Common Stock shall, from and after the Effective Time, automatically and without the necessity of presenting the same for exchange, represent the number of shares of New Common Stock into which such Old Common Stock has been converted in the Reverse Stock Split pursuant to this Certificate of Amendment, subject to the elimination of fractional share interests as described above. The New Common Stock issued in the Reverse Stock Split shall have the rights, preferences and privileges as the Old Common Stock.”

4.             This Certificate of Amendment shall become effective on _______, 20__ at 12:01 a.m. Eastern Time.

5.             Except as set forth in this Certificate of Amendment, the Sixth Amended and Restated Certificate of Incorporation, as amended, remains in full force and effect.

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APPENDIX A (continued)

IN WITNESS WHEREOF, Ocugen, Inc. has caused this Certificate to be executed by its duly authorized officer on this _____ day of _____________, 20__.

OCUGEN, INC.

By:
Name:	Shankar Musunuri
Title:	Chief Executive Officer and Chairman

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APPENDIX B

CERTIFICATE OF AMENDMENT

OF

SIXTH AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

OF

OCUGEN, INC.

(Pursuant to Section 242 of the

General Corporation Law of the State of Delaware)

Ocugen, Inc., a corporation duly organized and existing under the General Corporation Law of the State of Delaware (the “Corporation”), does hereby certify that:

1.             The name of the Corporation is Ocugen, Inc.

2.             That a resolution was duly adopted by the Board of Directors of the Corporation pursuant to Section 242 of the General Corporation Law of the State of Delaware (the “DGCL”) setting forth an amendment to the Sixth Amended and Restated Certificate of Incorporation and declaring said amendment to be advisable. The requisite stockholders of the Corporation have duly approved the proposed amendment in accordance with Section 242 of the DGCL. The amendment amends the Sixth Amended and Restated Certificate of Incorporation as follows:

3.             The Sixth Amended and Restated Certificate of Incorporation of the Corporation is hereby amended by amended by amending and restating Article IV, Paragraph A in its entirety as follows:

“A. The total number of shares of all classes of stock which the Corporation shall have authority to issue is five hundred ten million (510,000,000), consisting of five hundred million (500,000,000) shares of Common Stock, par value $0.01 per share (the “Common Stock”), and ten million (10,000,000) shares of Preferred Stock, par value $0.01 per share (the “Preferred Stock”).”

4.             This Certificate of Amendment shall become effective on _______, 20__ at 12:01 a.m. Eastern Time.

5.             Except as set forth in this Certificate of Amendment, the Sixth Amended and Restated Certificate of Incorporation, as amended, remains in full force and effect.

IN WITNESS WHEREOF, Ocugen, Inc. has caused this Certificate to be executed by its duly authorized officer on this _____ day of _____________, 20__.

OCUGEN, INC.

By:
Name:	Shankar Musunuri
Title:	Chief Executive Officer and Chairman

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VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com OCUGEN, INC. C/O BROADRIDGE P.O. BOX 1342 BRENTWOOD, NY 11717 Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/OCGN2020 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: D25427-P45584 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY OCUGEN, INC. For Withhold For All To withhold authority to vote for any individual The Board of Directors recommends you vote FOR the following: All All Except nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below. 3. Election of Class III Directors for a Three-Year Term Expiring in 2023. Nominees: 01) Kirsten Castillo 02) Prabhavathi Fernandes, Ph.D. 03) Suha Taspolatoglu, M.D. The Board of Directors recommends you vote FOR the following proposals: For Against Abstain The Board of Directors recommends you vote 1 year on the following proposal: 1 Year 2 Years 3 Years Abstain 1. Approval and adoption of an Amendment to the Certificate of Incorporation effecting a Reverse Stock Split. 2. Approval and adoption of an Amendment to the Certificate of Incorporation to increase the number of 6. Advisory vote on the frequency of future advisory votes on Executive Compensation. authorized shares of common stock to 500,000,000 shares. 4. Ratification of Appointment of Ernst & Young LLP as Ocugen, Inc.'s Independent Registered Public Accounting Firm for 2020. 5. Approval, on an advisory basis, of the compensation of Ocugen, Inc.'s named executive officers. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Proxy Statement and Form 10-K are available at www.proxyvote.com. D25428-P45584 OCUGEN, INC. Annual Meeting of Stockholders December 11, 2020 8:00 AM EST This proxy is solicited by the Board of Directors The stockholders hereby appoint Shankar Musunuri and Sanjay Subramanian, or either of them, as proxies, each with the power to appoint their substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of OCUGEN, INC. that the stockholders are entitled to vote at the Annual Meeting of Stockholders to be held at 8:00 AM EST on December 11, 2020, at www.virtualshareholdermeeting.com/OCGN2020, and any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations. Continued and to be signed on reverse side will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations. Continued and to be signed on reverse side